OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2017
Estimated average burden Hours per response 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

December 31, 2016

Baron Funds®

Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
R6 Shares: BPTUX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3
Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
R6 Shares: BFGUX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5
Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
R6 Shares: BIGUX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7
Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
R6 Shares: BREUX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9
Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
R6 Shares: BEXUX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11
Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
R6 Shares: BENUX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13
Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
R6 Shares: BGLUX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15
Financial Statements
Statements of Net Assets	16
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Statement of Cash Flows	34
Notes to Financial Statements	35
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	51
Tax Information	52
Fund Expenses	53
Management of the Funds	55

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the year ended December 31, 2016. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 24, 2017	Linda S. Martinson Chairman, President and Chief Operating Officer February 24, 2017	Peggy Wong Treasurer and Chief Financial Officer February 24, 2017

This Annual Financial Report is for the Baron Select Funds, which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	4.04%	3.73%	13.91%	6.11%	12.14%
Baron Partners Fund — Institutional Shares[1,2,3,4]	4.29%	4.00%	14.21%	6.32%	12.23%
Baron Partners Fund — R6 Shares[1,2,3,5]	4.32%	4.01%	14.22%	6.33%	12.23%
Russell Midcap Growth Index[1]	7.33%	6.23%	13.51%	7.83%	9.20%
S&P 500 Index[1]	11.96%	8.87%	14.66%	6.95%	9.26%

[1]

The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]

Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2016 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Total Investments
Tesla Motors, Inc.	11.6%
CoStar Group, Inc.	10.2%
Arch Capital Group Ltd.	10.1%
Vail Resorts, Inc.	7.3%
Hyatt Hotels Corp.	7.0%
FactSet Research Systems, Inc.	6.2%
IDEXX Laboratories, Inc.	5.7%
The Charles Schwab Corp.	5.4%
Zillow Group, Inc.	4.5%
Manchester United plc	3.7%
71.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2016, Baron Partners Fund1 gained 4.04%, underperforming the Russell Midcap Growth Index, which gained 7.33%.

The Fund has performed well since its conversion into an open end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2016, the Fund gained an annualized 12.26% versus an annualized 10.81% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.14%* compared to an annualized 9.20% for the Russell Midcap Growth Index.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk.

The year started with a sell-off driven by concerns around a possible tightening of the credit markets, signs of slowing growth, particularly in China, and continued low oil prices. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the Federal Reserve deferred interest rate hikes, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into another sharp, but thankfully short-lived, decline. In November, post-election expectations of corporate tax reform, less regulation, a stronger dollar, higher interest rates, and investment in infrastructure drove rotation into stocks, sectors, and asset classes that are expected to benefit from these developments.

At the sector level, the Fund’s investments in Financials, Real Estate, and Consumer Discretionary were the largest contributors to performance. Health Care and Utilities detracted from performance during the year.

The largest contributor was veterinary diagnostics leader IDEXX Laboratories, Inc. The stock rallied on robust financial results and multiple expansion. Competitive trends have been strong and improving, highlighted by instrument revenue growth of 22%, domestic lab growth more than twice that of its main competitor, rising sales productivity, and stability in rapid assays. We think that IDEXX’s direct go-to-market model and R&D-driven product enhancements will boost revenue and earnings growth over time.

The largest detractor was Illumina, Inc., the leading provider of next generation DNA sequencing platforms. Shares decreased in 2016 after the company reported disappointing financial results on weakness in Europe and weak high-throughput instrument sales in North America. We exited our position.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND† (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	0.67%	0.18%	7.95%	5.44%	10.24%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	0.97%	0.45%	8.22%	5.64%	10.34%
Baron Focused Growth Fund — R6 Shares[1,2,3,5]	0.97%	0.44%	8.22%	5.64%	10.34%
Russell 2500 Growth Index[1]	9.73%	5.45%	13.88%	8.24%	7.30%
S&P 500 Index[1]	11.96%	8.87%	14.66%	6.95%	8.05%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The Russell 2500™ Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]

Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2016 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Net Assets
Vail Resorts, Inc.	12.5%
Tesla Motors, Inc.	11.0%
Hyatt Hotels Corp.	10.7%
CoStar Group, Inc.	8.1%
FactSet Research Systems, Inc.	7.0%
Arch Capital Group Ltd.	4.9%
Choice Hotels International, Inc.	4.8%
Manchester United plc	4.5%
Iridium Communications Inc.	4.4%
Benefitfocus, Inc.	3.8%
71.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For year ended December 31, 2016, Baron Focused Growth Fund1 increased 0.67%, underperforming the Russell 2500 Growth Index, which rose 9.73%. In the period since the Fund’s conversion into an open end mutual fund on June 30, 2008 through December 31, 2016, the Fund gained an annualized 5.83% versus an annualized 9.63% for that index.

Since its inception on May 31, 1996 through December 31, 2016, the Fund has outperformed the Russell 2500 Growth Index, gaining an annualized 10.24%* compared to an annualized 7.30% for that index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy.

The year started with a sell-off driven by concerns around a possible tightening of the credit markets, signs of slowing growth, particularly in China, and continued low oil prices. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the Federal Reserve deferred interest rate hikes, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into another sharp, but thankfully short-lived, decline. In November, post-election expectations of corporate tax reform, less regulation, a stronger dollar, higher interest rates, and investment in infrastructure drove rotation into stocks, sectors, and asset classes that are expected to benefit from these developments.

At the sector level, the Fund’s investments in Consumer Discretionary, Financials and Telecommunication Services were the largest contributors to performance. Information Technology, Industrials and Health Care were the biggest sector detractors.

The largest contributor was ski resort company Vail Resorts, Inc. Shares rose after the company’s acquisition of Whistler Blackcomb resulted in a significant improvement in season pass sales and skier visitation across the company’s resorts. In addition, Vail reported improving results at its recently acquired resorts in Perisher, Australia and Park City, Utah.

The largest detractor was Manchester United plc, an English Premier League professional sports team that generates revenue from broadcasting, sponsorship, and licensing. Shares were down despite enthusiasm around the hiring of Jose Mourinho as the new coach and the addition of marquee players to the roster. We continue to believe that Manchester United is a unique media company with broad global appeal and look forward to news of anticipated future sponsorship deals, the roll-out of new merchandise agreements, and a new digital offering that is under development.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Five Years	Since Inception (December 31, 2008)
Baron International Growth Fund — Retail Shares[1,2]	1.14%	0.00%	7.46%	10.07%
Baron International Growth Fund — Institutional Shares[1,2,3]	1.35%	0.24%	7.73%	10.33%
Baron International Growth Fund — R6 Shares[1,2,4]	1.35%	0.24%	7.73%	10.33%
MSCI ACWI ex USA IMI Growth Index[1]	0.06%	(1.00)%	5.58%	7.83%
MSCI ACWI ex USA Index[1]	4.50%	(1.78)%	5.00%	7.11%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI ex USA IMI Growth Index Net USD measures the performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]

Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2016 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Net Assets
Eurofins Scientific SE	3.4%
Softbank Group Corp.	2.9%
Constellation Software, Inc.	2.7%
Arch Capital Group Ltd.	2.7%
Domino’s Pizza Enterprises Ltd.	2.6%
RIB Software AG	2.5%
Reckitt Benckiser Group Plc	2.2%
Abcam plc	2.2%
Julius Baer Group Ltd.	2.1%
Tencent Holdings, Ltd.	2.1%
25.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2016, Baron International Growth Fund1 gained 1.14%, outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 0.06%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Two clear inflection points dominated global market activity in 2016. First, the G20 meeting of the world’s central bankers in February marked a resynchronization of global monetary policy. Several international and particularly emerging markets currencies, equities, and commodities demonstrated a return to leadership. This trend was accentuated following Brexit. The second inflection point proved less friendly to international markets. Prior to the U.S. presidential election, several global policymakers had already signaled a tolerance for higher inflation. Trump’s election added fuel to the fire of rising inflation and interest rate expectations while opening a Pandora’s box of potential outcomes on fiscal and monetary policy, taxation, trade, protectionism, and foreign policy. Markets were clearly caught off guard by the U.S. election results, and a fairly dramatic repricing occurred in the final weeks of 2016.

On a sector basis, the largest contributors to performance were Materials, Energy, and Financials. Consumer Staples, Information Technology, and Consumer Discretionary were the largest detractors. On a regional basis, the largest contributors to performance were Asia/Pacific excluding Japan, North America, and Latin America. Europe and Japan detracted from performance.

The largest contributor was global gold mining company Newcrest Mining Ltd. Shares rose in 2016 in concert with a general rise in gold prices. The company also significantly cut its capital expenditures and increased free cash flow. We believe it is prudent to maintain a modest exposure to gold at this time. We are optimistic about Newcrest based on our outlook for gold pricing as well as the company’s improved operational performance, falling cost structure, and ramp up of production at its Cadia plant in Australia.

The largest detractor was low-cost European airline easyJet plc. Shares fell following the outcome of the Brexit vote and downward profit revisions. The company faced several operating challenges following air traffic control strikes and terrorist attacks, both of which weakened air travel demand. We concluded that the risk of significant regulatory change altered our investment thesis, and we sold the stock.

Should Trump’s policies remain a challenge for the international markets, we believe they are far better prepared to weather such a development than just a few years ago. Europe and Japan appear financially stable and are showing signs of an economic upturn on a lagged basis to the U.S. cycle. The U.K. is demonstrating solid domestic growth while a weaker currency is lending strength to export activity. We do not believe oil, other commodity prices, or emerging markets currencies will return to the lows of early 2016. We remain optimistic regarding the long-term potential for the high quality growth businesses in which we invest.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Five Years	Since Inception (December 31, 2009)
Baron Real Estate Fund — Retail Shares[1,2]	(2.01)%	2.90%	14.58%	14.09%
Baron Real Estate Fund — Institutional Shares[1,2]	(1.75)%	3.17%	14.89%	14.37%
Baron Real Estate Fund — R6 Shares[1,2,3]	(1.74)%	3.17%	14.89%	14.38%
MSCI USA IMI Extended Real Estate Index[1]	8.24%	9.30%	14.26%	13.16%
S&P 500 Index[1]	11.96%	8.87%	14.66%	12.83%

[1]

The indexes are unmanaged. The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2016 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Net Assets
Mohawk Industries, Inc.	6.8%
MGM Resorts International	6.3%
InterXion Holding N.V.	6.1%
Equinix, Inc.	5.1%
American Tower Corp.	4.8%
Hilton Worldwide Holdings, Inc.	4.6%
Home Depot, Inc.	4.3%
CBRE Group, Inc.	3.8%
Macquarie Infrastructure Corporation	3.8%
Vulcan Materials Company	3.0%
48.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2016, Baron Real Estate Fund1 declined 2.01%, underperforming the MSCI USA IMI Extended Real Estate Index, which gained 8.24%. Since its inception on December 31, 2009 through December 31, 2016, the Fund has outperformed the MSCI USA IMI Extended Real Estate Index, generating an annualized return of 14.09%, compared with an annualized return of 13.16% for that index.

Baron Real Estate Fund is a non-diversified fund that, under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Certain factors have tempered results of Baron Real Estate Fund in recent years. These include: (i) the Fund’s relatively moderate allocation to REITs, which have benefited from historically low interest rates; (ii) a few investment missteps; and (iii) the strong performance of Home Depot, Inc. and Lowe’s Companies, Inc., which accounted for a combined 13% weighting in the benchmark versus the Fund’s more moderate 5% weighting. Performance in 2016 was also affected by geo-political events. Fears generated by terrorist acts and the Zika virus negatively impacted cruise line holdings. In addition, Brexit triggered widespread uncertainty regarding the prospects for commercial real estate services companies in Europe.

Our investments in REITs, casinos and gaming operators, and building products/services companies contributed the most to returns in the year. Real estate service companies, hotels & leisure, and tower operators and wireless telecommunication services were the largest detractors.

The top contributor was MGM Resorts International, an owner of casinos mainly in Las Vegas and Macau. The company reported strong earnings with robust revenue per available room and cost controls as part of its implementation of its profit growth plan. These strong earnings led to increased free cash flow which the company used for debt reduction. An improved balance sheet and enhanced growth from the openings of its National Harbor and Macau casinos also helped drive up the stock price.

The top detractor was commercial real estate services company Jones Lang LaSalle, Inc. The stock price fell over concerns that capital markets activity would slow dramatically and that the commercial real estate cycle is nearing its peak, given its exposure to the U.K. Brexit further weighed on the stock and we trimmed our position.

The possibility of lower taxes, less regulation, more fiscal spending, faster economic growth, and a normalization of interest rates could bode well for the Fund, in our view. We emphasize what we view as well-managed market leaders that generally possess quality balance sheets, own well-located real estate, and grow cash flow at a faster rate than most peers. We believe many of these high quality companies are also priced at discounts to our assessment of intrinsic value.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Five Years	Since Inception (December 31, 2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	3.75%	(1.57)%	6.11%	1.82%
Baron Emerging Markets Fund — Institutional Shares[1,2]	4.08%	(1.31)%	6.38%	2.07%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	4.17%	(1.27)%	6.40%	2.09%
MSCI EM IMI Growth Index[1]	5.84%	(1.85)%	2.70%	(1.49)%
MSCI EM IMI Index[1]	9.90%	(2.40)%	1.54%	(2.32)%

[1]

The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2016 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Net Assets
Alibaba Group Holding Limited	3.5%
Tencent Holdings, Ltd.	2.3%
Samsung Electronics Co., Ltd.	2.2%
Taiwan Semiconductor Manufacturing Company Ltd.	2.0%
Sberbank of Russia	1.9%
Copa Holdings, S.A.	1.7%
NAVER Corporation	1.6%
Magnit PJSC	1.5%
BM&FBOVESPA SA	1.5%
China Mobile Ltd.	1.4%
19.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2016, Baron Emerging Markets Fund1 gained 3.75%, underperforming the MSCI EM IMI Growth Index, which gained 5.84%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their primary business activities or principal trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that we believe have significant long-term growth prospects, and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Two clear inflection points dominated global market activity in 2016. First, the G20 meeting of the world’s central bankers in February marked a resynchronization of global monetary policy. emerging markets currencies, equities, and commodities demonstrated a return to leadership. This trend was accentuated following Brexit. The second major inflection point proved less friendly to emerging markets. Prior to the U.S. presidential election, several global policymakers had already signaled a tolerance for higher inflation. Trump’s election added fuel to the fire of rising inflation and interest rate expectations while opening a Pandora’s box of potential outcomes on fiscal and monetary policy, taxation, trade, protectionism, and foreign policy. Markets were clearly caught off guard by the U.S. election results, and a fairly dramatic repricing occurred in the final weeks of 2016.

On a country basis, holdings in Brazil, South Africa, and Russia contributed the most to performance. Investments in India, Mexico, and Taiwan were the biggest detractors.

On a sector basis, investments in Information Technology, Financials, and Industrials were the largest contributors. Investments in the Health Care and Consumer Staples sectors were the largest detractors.

The top contributor was Brazilian financial exchanges operator BM&FBOVESPA SA. Brazil’s capital markets and currency rallied on optimism that political reforms will result in economic improvement. Shares also benefited from the company’s announced acquisition of Cetip, creating a unified financial clearinghouse for the Brazilian capital markets. We expect the Cetip acquisition to create significant shareholder value, while longer-term development of the Brazilian capital markets will potentially lead to higher trading volumes.

Leading Indian manufacturer of complex active pharmaceutical ingredients Divi’s Laboratories Ltd., was the top detractor. The stock fell after a surprise FDA inspection of Divi’s manufacturing facilities resulted in unfavorable observations, creating near-term regulatory headwinds for the company. We retain conviction in Divi’s due to its industry-leading profitability and long-term relationships with major pharma clients. We believe the company is well positioned to sustain low-to-mid-teens earnings growth for the next three to five years.

Should Trump’s ultimate policy path remain a challenge for emerging markets, we believe they are far more prepared to weather such a development than just a few years ago. We think emerging markets corporate earnings have likely begun a cyclical recovery. We do not believe oil, other commodity prices and/or emerging markets currencies will return to the lows of early 2016, and we are confident the longer-term structural reforms and political redirection underway in key emerging markets countries will provide support and ultimately restore productivity and value creation. China, always a key barometer of emerging markets health, remains stable. We remain optimistic regarding the long-term potential for the high quality growth businesses in which we invest.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES)
IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Five Years and Since Inception (December 31, 2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	28.02%	(8.71)%	(2.04)%
Baron Energy and Resources Fund — Institutional Shares[1,2]	28.31%	(8.52)%	(1.83)%
Baron Energy and Resources Fund — R6 Shares[1,2,3]	28.17%	(8.55)%	(1.85)%
S&P North American Natural Resources Sector Index[1]	30.87%	(3.66)%	1.26%
S&P 500 Index[1]	11.96%	8.87%	14.66%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The S&P North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2016 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Net Assets
RSP Permian, Inc.	6.9%
Parsley Energy, Inc.	6.5%
Encana Corp.	5.9%
Concho Resources, Inc.	5.8%
Newfield Exploration Co.	4.8%
Halliburton Co.	3.9%
Flotek Industries, Inc.	3.4%
Targa Resources Corp.	3.4%
Schlumberger Limited	3.0%
U.S. Silica Holdings, Inc.	2.9%
46.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2016, Baron Energy and Resources Fund1 rose 28.02%, underperforming the S&P North American Natural Resources Sector Index, which gained 30.87%.

The Fund is a non-diversified fund that, under normal circumstances, invests 80% of its net assets in U.S. and non-U.S. energy and resources companies and related companies and master limited partnerships (MLPs) of any market capitalization. The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well managed and appropriately financed, and have significant long-term growth prospects and competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a difficult start, 2016 proved to be a very good year to be invested in energy. It is our view that in 2016 we saw the trough of the energy recession that had begun in 2014, as well as the beginning of a potential multi-year cyclical recovery. Oil prices and equity prices reached low points in February and oilfield activity, investment and earnings reached lows in the middle of the year. We also saw bottoms in industrial and precious metals and other commodities, which coupled with the recovery in oil and natural gas prices led to robust stock performance across much of the energy and resource landscape in 2016.

The Fund’s investments in the oil & gas exploration & production, oil & gas equipment & services, and oil & gas storage & transportation sub-industries contributed the most to performance. The oil & gas refining & marketing, semiconductor equipment, and renewable electricity sub-industries detracted the most during the year.

Parsley Energy, Inc. was the largest contributor. Parsley is an independent exploration and production company focused on the Permian Basin in West Texas. Shares were up in 2016, driven by strong operational performance, raised production guidance, lowered cash costs, and a three-year growth outlook above Street estimates. The company also meaningfully boosted its drilling inventory in the Delaware sub-basin of the Permian through an acquisition. We expect Parsley to continue delivering peer-leading operational performance and growing its acreage footprint through accretive bolt-on acquisitions.

The top detractor was Marathon Petroleum Corp., one of the largest independent refining and marketing companies in the U.S., with operations focused on the Gulf Coast, Texas/Oklahoma and North Dakota. The share price fell in 2016 due to a combination of refining margins that missed Street expectations and investor concerns around growth prospects for Marathon subsidiary MPLX LP following MPLX’s acquisition of MarkWest Energy Partners LP. We chose to exit our position.

Our 2017 outlook remains optimistic. We believe the worst energy recession in a generation is over and the U.S. energy renaissance is alive and well. Finally, equity investors remain significantly underweight in their exposures to the Energy sector and, to a lesser extent, resource-related businesses.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016
	One Year	Three Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	(1.15)%	0.70%	7.14%
Baron Global Advantage Fund — Institutional Shares[1,2]	(0.93)%	0.91%	7.37%
Baron Global Advantage Fund — R6 Shares[1,2,3]	(0.93)%	0.91%	7.37%
MSCI ACWI Growth Index Net[1]	3.27%	3.40%	7.64%
MSCI ACWI Index Net[1]	7.86%	3.13%	7.71%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2016 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2016

Percent of Net Assets
Amazon.com, Inc.	12.0%
Alibaba Group Holding Limited	5.9%
Alphabet Inc.	5.5%
Facebook, Inc.	5.4%
Constellation Software, Inc.	5.2%
TAL Education Group	5.0%
Naspers Limited	4.8%
JUST EAT plc	4.4%
Mellanox Technologies Ltd.	4.0%
Ctrip.com International, Ltd.	3.9%
56.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2016, Baron Global Advantage Fund1 lost 1.15%, underperforming the MSCI ACWI Growth Index, which rose 3.27%.

Baron Global Advantage Fund is a diversified fund that invests primarily in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The year started with a global sell-off driven by concerns around a possible tightening of the credit markets, signs of slowing growth, particularly in China, and continued low oil prices. As global concerns subsided and oil prices ticked up, the markets recovered. The resynchronization of global monetary policy in February also helped boost several international and particularly emerging markets currencies, equities, and commodities. This trend was accentuated following Brexit. Global markets continued a steady, mostly upward climb until the U.S. presidential election in November, when the markets were subject to a powerful rotation from global growth businesses, which are the companies we primarily invest in, into predominantly domestic cyclical and value stocks that investors expect to benefit from U.S. corporate tax cuts, infrastructure investments, military build-up, and trade protectionism.

On a sector basis, investments in Consumer Discretionary, Financials, and Energy were the top contributors to performance. Health Care and, to a lesser extent, Telecommunication Services and Utilities, were the top detractors. From a country perspective, holdings in China, Brazil, and Canada were the top contributors. Investments in the U.S., Indonesia, and the U.K. were the biggest detractors.

TAL Education Group, a leading K-12 tutoring company in China, was the largest contributor in 2016. Shares were driven up by more than 60% growth in student enrollments, the opening of new learning centers, entry to new cities, and expansion of existing learning centers. With less than 5% market share, we believe TAL has the potential to continue to gain share in a fragmented market.

The largest detractor was specialty pharmaceutical company Pacira Pharmaceuticals, Inc. In late 2014, the FDA’s attempt to limit certain promotional materials for Pacira’s main product EXPAREL had a negative impact into 2015. At the end of 2015, Pacira announced a favorable resolution that rescinded the FDA’s prior limitations and clarified EXPAREL’s label in a favorable way. While 2016 was a down year as it took longer than the company expected for sales to recover, we believe 2017 will show good sales acceleration.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. We look for what we believe are unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of our investments and continue to search for new ideas.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2016

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (129.96%)
Consumer Discretionary (48.76%)
	Apparel, Accessories & Luxury Goods (3.95%)
909,700	Under Armour, Inc., Cl A1	$33,032,266	$26,426,785
1,406,500	Under Armour, Inc., Cl C1	36,183,561	35,401,605

		69,215,827	61,828,390

	Automobile Manufacturers (15.13%)
1,110,000	Tesla Motors, Inc.[1]	236,819,490	237,195,900

	Automotive Retail (1.54%)
375,000	CarMax, Inc.[1]	10,138,739	24,146,250

	Hotels, Resorts & Cruise Lines (10.46%)
2,600,000	Hyatt Hotels Corp., Cl A1	72,054,423	143,676,000
475,000	Norwegian Cruise Line Holdings Ltd.[1,2]	20,954,950	20,201,750

		93,009,373	163,877,750

	Internet & Direct Marketing Retail (2.90%)
20,357,182	AO World plc (United Kingdom)[1,2]	43,575,320	45,509,971

	Leisure Facilities (9.53%)
925,800	Vail Resorts, Inc.	27,801,851	149,340,798

	Movies & Entertainment (4.86%)
5,350,000	Manchester United plc, Cl A2	91,115,472	76,237,500

	Restaurants (0.39%)
30,000	Panera Bread Co., Cl A1	5,026,025	6,152,700

Total Consumer Discretionary		576,702,097	764,289,259

Financials (31.10%)
	Asset Management & Custody Banks (2.81%)
2,890,000	The Carlyle Group	72,986,195	44,072,500

	Financial Exchanges & Data (8.03%)
770,000	FactSet Research Systems, Inc.	50,187,585	125,841,100

	Investment Banking & Brokerage (7.05%)
2,800,000	The Charles Schwab Corp.	24,289,154	110,516,000

	Property & Casualty Insurance (13.21%)
2,400,000	Arch Capital Group Ltd.[1,2]	31,929,992	207,096,000

Total Financials		179,392,926	487,525,600

Health Care (8.65%)
	Health Care Equipment (7.48%)
1,000,000	IDEXX Laboratories, Inc.[1]	43,593,540	117,270,000

	Health Care Technology (1.17%)
1,776,790	Inovalon Holdings, Inc., CI A1	47,548,581	18,300,937

Total Health Care		91,142,121	135,570,937

Shares		Cost	Value
Common Stocks (continued)
Industrials (10.70%)
	Human Resource & Employment Services (2.49%)
800,000	Robert Half International, Inc.	$30,067,907	$39,024,000

	Research & Consulting Services (3.62%)
700,000	Verisk Analytics, Inc.[1]	17,942,027	56,819,000

	Trading Companies & Distributors (4.59%)
1,000,000	Air Lease Corp.	31,581,290	34,330,000
800,000	Fastenal Co.	13,725,871	37,584,000

		45,307,161	71,914,000

Total Industrials		93,317,095	167,757,000

Information Technology (23.93%)
	Internet Software & Services (19.80%)
400,000	Benefitfocus, Inc.[1]	14,575,230	11,880,000
1,100,000	CoStar Group, Inc.[1]	112,737,431	207,339,000
2,500,000	Zillow Group, Inc., Cl A1	60,868,348	91,125,000

		188,181,009	310,344,000

	IT Consulting & Other Services (4.13%)
640,000	Gartner, Inc.[1]	40,674,307	64,684,800

Total Information Technology		228,855,316	375,028,800

Real Estate (6.82%)
	Hotel & Resort REITs (0.62%)
382,727	MGM Growth Properties LLC, Cl A	8,037,267	9,686,820

	Office REITs (2.30%)
985,000	Douglas Emmett, Inc.	28,695,526	36,011,600

	Specialized REITs (3.90%)
2,000,000	Gaming and Leisure Properties, Inc.	61,345,351	61,240,000

Total Real Estate		98,078,144	106,938,420

Total Common Stocks		1,267,487,699	2,037,110,016

Private Equity Investments (0.22%)
Financials (0.22%)
	Asset Management & Custody Banks (0.22%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	3,456,083

16	See Notes to Financial Statements.

December 31, 2016	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2016

Principal Amount		Cost	Value
Short Term Investments (0.02%)
$274,928	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $274,928; (Fully collateralized by $305,000 U.S. Treasury Note, 1.625% due 5/15/2026; Market value - $283,855)[5]	$274,928	$274,928

Total Investments (130.20%)		$1,267,762,627	2,040,841,027

Liabilities Less Cash and Other Assets (-30.20%)			(473,359,347)

Net Assets			$1,567,481,680

Retail Shares (Equivalent to $37.06 per share based on 24,662,195 shares outstanding)			$913,879,802

Institutional Shares (Equivalent to $37.70 per share based on 17,115,523 shares outstanding)			$645,338,910

R6 Shares (Equivalent to $37.71 per share based on 219,147 shares outstanding)			$8,262,968

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2016, the market value of restricted and fair valued securities amounted to $3,456,083 or 0.22% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Focused Growth Fund	December 31, 2016

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (90.80%)
Consumer Discretionary (46.07%)
	Automobile Manufacturers (10.98%)
90,000	Tesla Motors, Inc.[1]	$20,342,221	$19,232,100

	Hotels, Resorts & Cruise Lines (15.52%)
150,000	Choice Hotels International, Inc.	5,080,139	8,407,500
340,000	Hyatt Hotels Corp., Cl A1	12,201,302	18,788,400

		17,281,441	27,195,900

	Internet & Direct Marketing Retail (2.55%)
2,000,000	AO World plc (United Kingdom)[1,2]	3,931,658	4,471,147

	Leisure Facilities (12.54%)
136,230	Vail Resorts, Inc.	8,272,836	21,975,261

	Movies & Entertainment (4.48%)
550,000	Manchester United plc, Cl A2	8,719,506	7,837,500

Total Consumer Discretionary		58,547,662	80,711,908

Consumer Staples (2.52%)
	Household Products (2.52%)
100,000	Church & Dwight Co., Inc.	1,274,171	4,419,000

Financials (19.38%)
	Asset Management & Custody Banks (7.46%)
435,000	The Carlyle Group	9,519,389	6,633,750
175,000	Financial Engines, Inc.	5,948,430	6,431,250

		15,467,819	13,065,000

	Financial Exchanges & Data (7.00%)
75,000	FactSet Research Systems, Inc.	5,828,282	12,257,250

	Property & Casualty Insurance (4.92%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,056	8,629,000

Total Financials		23,096,157	33,951,250

Industrials (8.08%)
	Building Products (2.62%)
160,000	CaesarStone Ltd.[1,2]	6,770,357	4,584,000

	Research & Consulting Services (2.78%)
60,000	Verisk Analytics, Inc.[1]	1,688,861	4,870,200

	Trading Companies & Distributors (2.68%)
100,000	Fastenal Co.	2,169,716	4,698,000

Total Industrials		10,628,934	14,152,200

Shares		Cost	Value
Common Stocks (continued)
Information Technology (14.75%)
	Application Software (2.87%)
101,870	Guidewire Software, Inc.[1]	$4,816,692	$5,025,247

	Internet Software & Services (11.88%)
225,000	Benefitfocus, Inc.[1]	5,980,202	6,682,500
75,000	CoStar Group, Inc.[1]	13,824,622	14,136,750

		19,804,824	20,819,250

Total Information Technology		24,621,516	25,844,497

Total Common Stocks		118,168,440	159,078,855

Preferred Stocks (4.37%)
Telecommunication Services (4.37%)
	Alternative Carriers (4.37%)
22,300	Iridium Communications, Inc., Series B, 6.75%[3]	5,814,082	7,664,733

Principal Amount
Short Term Investments (4.77%)
$8,350,534	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $8,350,562; (Fully collateralized by $8,430,000 U.S. Treasury Note, 0.375% due 7/15/2025; Market value - $8,521,533)[3]	8,350,534	8,350,534

Total Investments (99.94%)		$132,333,056	175,094,122

Cash and Other Assets Less Liabilities (0.06%)			100,830

Net Assets			$175,194,952

Retail Shares (Equivalent to $12.43 per share based on 3,031,041 shares outstanding)			$37,688,342

Institutional Shares (Equivalent to $12.63 per share based on 10,208,792 shares outstanding)			$128,926,883

R6 Shares (Equivalent to $12.63 per share based on 679,102 shares outstanding)			$8,579,727

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

18	See Notes to Financial Statements.

December 31, 2016	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (90.16%)
Australia (4.54%)
48,169	Domino’s Pizza Enterprises Ltd.	$388,096	$2,259,128
345,000	MYOB Group Ltd.	951,083	911,228
55,000	Newcrest Mining Ltd.	498,261	803,738

Total Australia		1,837,440	3,974,094

Brazil (3.10%)
250,000	BM&FBOVESPA SA2	827,205	1,264,861
60,000	Smiles SA2	702,409	823,519
85,000	TOTVS SA2	703,494	626,536

Total Brazil		2,233,108	2,714,916

Canada (6.20%)
15,000	Agnico Eagle Mines Ltd.	512,576	630,000
5,200	Constellation Software, Inc.	662,016	2,362,957
110,000	Encana Corp.	945,261	1,291,400
35,000	Suncor Energy, Inc.	1,225,000	1,144,150

Total Canada		3,344,853	5,428,507

Chile (1.05%)
32,000	Sociedad Química y Minera de Chile SA, ADR	661,784	916,800

China (9.43%)
20,000	Alibaba Group Holding Ltd., ADR[1]	1,592,811	1,756,200
3,500	Baidu, Inc., ADR[1]	663,199	575,435
76,000	BYD Co., Ltd., Cl H	471,093	400,361
90,000	China Distance Education Holdings Ltd., ADR[1]	996,684	1,006,200
21,000	Ctrip.com International Ltd., ADR[1]	756,010	840,000
315,771	Haitong Securities Co., Ltd., Cl H	486,565	541,589
2,001,700	Kingdee International Software Group Co. Ltd.[1]	234,264	751,170
8,000	TAL Education Group, ADR[1]	250,373	561,200
75,000	Tencent Holdings Ltd.	393,663	1,834,741

Total China		5,844,662	8,266,896

Denmark (1.06%)
53,000	Nets A/S, 144A1	1,178,281	927,547

France (3.41%)
7,000	Eurofins Scientific SE	682,393	2,984,264

Germany (6.62%)
21,425	Fresenius Medical Care Ag & Co.	1,776,883	1,814,392
23,566	ProSiebenSat.1 Media SE	953,083	908,175
165,100	RIB Software AG	1,395,193	2,164,587
15,000	Symrise AG	171,804	913,121

Total Germany		4,296,963	5,800,275

Hong Kong (1.80%)
275,000	L’Occitane International SA	580,547	519,892
1,000,000	Man Wah Holdings Ltd.	588,953	677,026
240,010	Wynn Macau Ltd.[1]	290,539	381,936

Total Hong Kong		1,460,039	1,578,854

Shares		Cost	Value
Common Stocks (continued)
India (2.46%)
8,000	Maruti Suzuki India Ltd.	$609,012	$627,028
55,000	Multi Commodity Exchange of India Ltd.	790,850	1,027,147
75,000	Zee Entertainment Enterprises Ltd.	379,557	500,645

Total India		1,779,419	2,154,820

Indonesia (1.97%)
812,373	PT Matahari Department Store Tbk	1,014,213	912,017
1,250,000	PT Sarana Menara Nusantara Tbk[1]	260,297	332,158
1,301,400	PT Tower Bersama Infrastructure Tbk	534,199	481,052

Total Indonesia		1,808,709	1,725,227

Ireland (1.53%)
16,075	Ryanair Holdings plc, ADR[1]	399,042	1,338,405

Israel (4.09%)
16,000	Check Point Software Technologies Ltd.[1]	758,407	1,351,360
27,000	Mellanox Technologies Ltd.[1]	1,046,562	1,104,300
18,000	Mobileye N.V.[1]	652,001	686,160
10,000	Wix.com Ltd.[1]	439,285	445,500

Total Israel		2,896,255	3,587,320

Japan (12.45%)
25,000	Bridgestone Corp.	480,797	901,390
200,000	Daiwa Securities Group, Inc.	1,367,627	1,232,599
6,500	FANUC Corp.	593,652	1,102,011
44,000	Mitsui Fudosan Co. Ltd.	908,371	1,018,353
38,000	MonotaRO Co. Ltd.	466,100	777,070
130,000	Rakuten, Inc.	1,636,392	1,274,139
42,000	SMS Co. Ltd.	1,064,897	931,097
38,000	SoftBank Group Corp.	1,682,304	2,524,663
41,000	Sony Corp., ADR	1,308,191	1,149,230

Total Japan		9,508,331	10,910,552

Mexico (1.12%)
200,000	Grupo Financiero Banorte S.A.B. de C.V., Cl O	1,111,475	985,062

Netherlands (1.44%)
5,000	Cimpress NV1	475,629	458,050
23,000	InterXion Holding N.V.[1]	761,293	806,610

Total Netherlands		1,236,922	1,264,660

Norway (1.31%)
50,000	Golar LNG Ltd.	823,128	1,147,000

Panama (1.24%)
12,000	Copa Holdings, S.A., Cl A	973,816	1,089,960

Russia (1.15%)
50,000	Yandex N.V., Cl A1	714,945	1,006,500

See Notes to Financial Statements.	19

Baron International Growth Fund	December 31, 2016

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (continued)
South Africa (0.95%)
160,622	Steinhoff International Holdings N.V.	$749,072	$829,163

Spain (3.85%)
12,000	Aena SA, 144A	1,098,173	1,637,713
40,000	Grifols SA, ADR	207,626	642,800
32,105	Industria de Diseño Textil SA	919,024	1,095,983

Total Spain		2,224,823	3,376,496

Switzerland (2.13%)
42,067	Julius Baer Group Ltd.	1,489,578	1,868,497

United Kingdom (12.63%)
200,000	Abcam plc	1,362,532	1,890,501
240,214	AO World plc[1]	546,053	537,016
225,000	Domino’s Pizza Group plc	675,667	1,000,462
73,000	Experian plc	770,060	1,416,052
300,000	Horizon Discovery Group plc[1]	608,398	532,397
110,000	Howden Joinery Group PLC	511,855	520,294
30,000	Intertek Group plc	816,271	1,286,995
70,159	JUST EAT plc[1]	290,233	504,517
1,501,886	Lekoil Ltd.[1]	530,554	485,868
22,325	Reckitt Benckiser Group PLC	2,145,569	1,894,568
300,000	Worldpay Group plc, 144A	1,097,280	997,874

Total United Kingdom		9,354,472	11,066,544

United States (4.63%)
28,000	Agilent Technologies, Inc.	639,432	1,275,680
27,000	Arch Capital Group Ltd.[1]	983,682	2,329,830
115,155	TerraForm Global, Inc., Cl A	904,503	454,862

Total United States		2,527,617	4,060,372

Total Common Stocks		59,137,127	79,002,731

Principal Amount		Cost	Value
Short Term Investments (9.57%)
$8,384,431	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $8,384,459; (Fully collateralized by $8,465,000 U.S. Treasury Note, 0.375% due 7/15/2025 Market value - $8,556,913)[2]	$8,384,431	$8,384,431

Total Investments (99.73%)		$67,521,558	87,387,162

Cash and Other Assets Less Liabilities (0.27%)			233,299

Net Assets			$87,620,461

Retail Shares (Equivalent to $18.09 per share based on 2,314,654 shares outstanding)			$41,862,236

Institutional Shares (Equivalent to $18.25 per share based on 2,486,436 shares outstanding)			$45,384,682

R6 Shares (Equivalent to $18.25 per share based on 20,464 shares outstanding)			$373,543

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2016, the market value of Rule 144A securities amounted to $3,563,134 or 4.07% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2016	Percentage of Net Assets

Information Technology	23.1%

Consumer Discretionary	19.6%

Financials	10.6%

Industrials	10.5%

Health Care	10.4%

Energy	4.6%

Telecommunication Services	3.8%

Materials	3.7%

Consumer Staples	2.2%

Real Estate	1.2%

Utilities	0.5%

Cash and Cash Equivalents*	9.8%
100.0%

*	Includes short term investments.

20	See Notes to Financial Statements.

December 31, 2016	Baron Real Estate Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (97.76%)
Consumer Discretionary (30.60%)
	Casinos & Gaming (6.27%)
2,068,700	MGM Resorts International[1]	$41,142,891	$59,640,621

	Home Furnishings (6.83%)
325,307	Mohawk Industries, Inc.[1]	46,064,799	64,957,302

	Home Improvement Retail (5.86%)
301,700	Home Depot, Inc.	28,131,634	40,451,936
214,000	Lowe’s Companies, Inc.	7,633,690	15,219,680

		35,765,324	55,671,616

	Homebuilding (1.53%)
467,700	Toll Brothers, Inc.[1]	14,454,925	14,498,700

	Hotels, Resorts & Cruise Lines (10.11%)
1,615,900	Hilton Worldwide Holdings, Inc.	39,907,764	43,952,480
223,650	Marriott International, Inc., Cl A	17,018,591	18,491,382
507,350	Norwegian Cruise Line Holdings Ltd.[1,2]	13,905,683	21,577,595
147,500	Royal Caribbean Cruises Ltd.[2]	11,830,667	12,100,900

		82,662,705	96,122,357

Total Consumer Discretionary		220,090,644	290,890,596

Financials (2.94%)
	Asset Management & Custody Banks (2.94%)
845,300	Brookfield Asset Management, Inc., Cl A2	22,960,517	27,903,353

Industrials (9.12%)
	Building Products (4.26%)
452,650	Masco Corp.	14,595,172	14,312,793
397,800	Masonite International Corp.[1,2]	23,211,673	26,175,240

		37,806,845	40,488,033

	Industrial Conglomerates (3.77%)
438,600	Macquarie Infrastructure Corp.[3]	25,136,095	35,833,620

	Trading Companies & Distributors (1.09%)
298,300	SiteOne Landscape Supply, Inc.[1]	9,844,829	10,359,959

Total Industrials		72,787,769	86,681,612

Information Technology (8.05%)
	Internet Software & Services (1.95%)
98,250	CoStar Group, Inc. [1]	18,281,019	18,519,143

	IT Consulting & Other Services (6.10%)
1,653,850	InterXion Holding N.V. [1,2]	49,917,131	58,000,519

Total Information Technology		68,198,150	76,519,662

Shares		Cost	Value
Common Stocks (continued)
Materials (8.48%)
	Construction Materials (5.68%)
115,600	Martin Marietta Materials, Inc.	$15,219,152	$25,608,868
227,100	Vulcan Materials Co.	27,708,159	28,421,565

		42,927,311	54,030,433
	Specialty Chemicals (2.80%)
98,850	The Sherwin-Williams Co.	25,953,131	26,564,949

Total Materials		68,880,442	80,595,382

Real Estate (35.82%)
	Hotel & Resort REITs (2.09%)
786,144	MGM Growth Properties LLC, Cl A	16,509,024	19,897,305

	Industrial REITs (3.63%)
387,050	Prologis, Inc.	19,655,596	20,432,370
606,300	Rexford Industrial Realty, Inc.	13,321,077	14,060,097

		32,976,673	34,492,467

	Office REITs (4.39%)
58,500	Boston Properties, Inc.	7,333,010	7,358,130
457,250	Douglas Emmett, Inc.	10,556,611	16,717,060
168,900	Vornado Realty Trust	16,789,325	17,628,093

		34,678,946	41,703,283

	Real Estate Operating Companies (0.65%)
302,750	Kennedy-Wilson Holdings, Inc.	4,149,206	6,206,375

	Real Estate Services (4.73%)
1,149,950	CBRE Group, Inc., Cl A1	25,374,283	36,211,925
86,400	Jones Lang LaSalle, Inc.	7,310,848	8,729,856

		32,685,131	44,941,781

	Residential REITs (2.77%)
529,839	American Campus Communities, Inc.	21,442,472	26,370,087

	Retail REITs (3.38%)
336,750	General Growth Properties, Inc.	9,076,543	8,412,015
133,350	Simon Property Group, Inc.	20,366,635	23,692,295

		29,443,178	32,104,310

	Specialized REITs (14.18%)
196,950	Alexandria Real Estate Equities, Inc.[3]	13,455,583	21,887,053
436,200	American Tower Corp.	38,923,694	46,097,616
134,541	Equinix, Inc.	30,585,205	48,086,299
612,200	Gaming and Leisure Properties, Inc.	16,770,155	18,745,564

		99,734,637	134,816,532

Total Real Estate		271,619,267	340,532,140

Telecommunication Services (2.75%)
	Integrated Telecommunication Services (1.65%)
151,800	SBA Communications Corp., Cl A1	10,586,343	15,674,868

	Wireless Telecommunication Services (1.10%)
39,421,610	PT Sarana Menara Nusantara Tbk. (Indonesia)[1,2]	9,738,076	10,475,365

Total Telecommunication Services		20,324,419	26,150,233

Total Common Stocks		744,861,208	929,272,978

See Notes to Financial Statements.	21

Baron Real Estate Fund	December 31, 2016

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2016

Principal Amount		Cost	Value
Short Term Investments (2.61%)
$24,789,506	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $24,789,589; (Fully collateralized by $25,015,000 U.S. Treasury Note, 0.375% due 7/15/2025; Market value - $25,286,613)[4]	$24,789,506	$24,789,506

Total Investments (100.37%)		$769,650,714	954,062,484

Liabilities Less Cash and Other Assets (-0.37%)			(3,495,760)

Net Assets			$950,566,724

Retail Shares (Equivalent to $23.67 per share based on 18,335,847 shares outstanding)			$433,979,071

Institutional Shares (Equivalent to $23.93 per share based on 21,507,443 shares outstanding)			$514,643,164

R6 Shares (Equivalent to $23.93 per share based on 81,265 shares outstanding)			$1,944,489

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

December 31, 2016	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (92.36%)
Argentina (0.92%)
1,450,000	YPF SA, ADR	$26,671,589	$23,925,000

Brazil (6.74%)
7,500,000	BM&FBOVESPA SA3	27,831,433	37,945,817
2,250,312	Cetip SA - Mercados Organizados[3]	25,828,094	30,807,593
8,697,380	Kroton Educacional SA3	36,927,878	35,520,531
1,325,000	Multiplus SA3	15,074,723	13,732,291
2,650,000	Smiles SA3	36,301,500	36,372,104
2,847,480	TOTVS SA3	35,217,229	20,988,806

Total Brazil		177,180,857	175,367,142

Chile (1.95%)
1,011,968	Banco Santander Chile, ADR	22,648,809	22,131,740
1,000,000	Sociedad Química y Minera de Chile SA, ADR	21,616,350	28,650,000

Total Chile		44,265,159	50,781,740

China (22.50%)
1,050,000	Alibaba Group Holding Ltd., ADR[1]	87,353,301	92,200,500
200,000	Baidu, Inc., ADR [1]	37,246,112	32,882,000
4,250,000	BYD Co., Ltd., Cl H	27,175,564	22,388,613
7,000,000	China Everbright Ltd.	20,372,788	13,323,876
18,500,000	China Mengniu Dairy Co. Ltd.	37,134,314	35,642,530
3,500,000	China Mobile Ltd.	43,857,697	37,101,038
875,850	Ctrip.com International Ltd., ADR[1]	29,735,667	35,034,000
19,000,400	Haitong Securities Co., Ltd., Cl H	30,499,119	32,588,216
45,000,000	Kingdee International Software Group Co. Ltd.[1]	14,212,410	16,886,969
43,000,000	PetroChina Co. Ltd.	38,308,973	32,051,067
4,900,000	Shenzhou International Group Holdings Ltd.	21,892,672	30,994,261
85,033	Sina Corp.[1]	5,816,194	5,169,156
8,650,000	Sinopharm Group Co. Ltd., Cl H	33,389,526	35,639,629
4,500,000	Sunny Optical Technology Group Co., Ltd.	10,400,223	19,701,464
490,754	TAL Education Group, ADR[1]	13,284,415	34,426,393
2,400,000	Tencent Holdings Ltd.	43,136,502	58,711,716
8,503	Weibo Corp., ADR[1]	413,428	345,222
41,086,494	WH Group Ltd., 144A	34,554,473	33,221,009
20,009,500	Zhaojin Mining Industry Co. Ltd.	11,800,657	17,211,086

Total China		540,584,035	585,518,745

Hong Kong (2.42%)
35,000,000	Man Wah Holdings Ltd.	15,256,713	23,695,918
6,495,409	Techtronic Industries Co. Ltd.	25,852,443	23,286,140
10,000,995	Wynn Macau Ltd.[1]	16,914,376	15,914,924

Total Hong Kong		58,023,532	62,896,982

India (14.15%)
2,000,000	Amara Raja Batteries Ltd.	16,897,443	25,646,088
14,000,000	Bank of Baroda[1]	31,468,000	31,642,847
1,189,229	Bharat Financial Inclusion Limited[1]	8,352,144	10,301,278
7,750,000	Coal India Ltd.	43,072,753	34,256,667
3,752,679	DEN Networks Ltd.[1]	10,244,650	3,721,162
5,034,985	Dish TV India Ltd.[1]	4,269,609	6,279,821
2,300,000	Divi’s Laboratories Ltd.	29,635,791	26,558,273
10,500,000	Exide Industries Ltd.	28,280,902	27,862,826

Shares		Cost	Value
Common Stocks (continued)
India (continued)
5,770,000	Hathway Cable and Datacom Ltd.[1]	$5,093,897	$2,933,034
2,850,000	Kotak Mahindra Bank Ltd.	32,559,914	30,221,674
1,749,596	Manpasand Beverages Ltd.	17,799,139	14,227,229
400,000	Maruti Suzuki India Ltd.	30,585,708	31,351,407
4,650,000	Motherson Sumi Systems Ltd.	23,017,965	22,366,178
1,025,000	Multi Commodity Exchange of India Ltd.	15,676,534	19,142,294
1,500,000	PVR Ltd.	14,319,858	25,388,611
3,250,000	Sun TV Network Ltd.	20,644,029	23,578,901
650,000	Torrent Pharmaceuticals Ltd.	5,131,164	12,614,520
3,000,000	Zee Entertainment Enterprises Ltd.	13,489,550	20,025,785

Total India		350,539,050	368,118,595

Indonesia (3.64%)
22,000,000	PT Bank Mandiri (Persero) Tbk	18,672,961	18,901,466
55,000,000	PT Bank Negara Indonesia (Persero) Tbk	23,326,306	22,555,205
26,000,327	PT Matahari Department Store Tbk	33,058,076	29,189,456
27,631,350	PT Sarana Menara Nusantara Tbk.[1]	8,841,958	7,342,382
45,343,836	PT Tower Bersama Infrastructure Tbk	23,345,968	16,760,980

Total Indonesia		107,245,269	94,749,489

Korea, Republic of (6.21%)
221,541	KB Financial Group, Inc.[3]	8,222,119	7,829,137
34,000	LG Household & Health Care Ltd.[3]	21,675,205	24,122,708
65,000	NAVER Corporation[3]	38,953,531	41,624,523
38,000	Samsung Electronics Co., Ltd.[3]	46,455,714	56,555,858
250,000	Samsung Life Insurance Co. Ltd.[3]	24,724,971	23,268,838
221,579	Shinhan Financial Group Co., Ltd.[3]	8,911,894	8,309,468

Total Korea, Republic of		148,943,434	161,710,532

Mexico (5.60%)
350,000	Fomento Económico Mexicano, S.A.B. de C.V., ADR	31,958,069	26,673,500
1,950,300	GRUMA S.A.B. de C.V., Cl B	27,748,711	24,781,365
6,500,000	Grupo Financiero Banorte S.A.B. de C.V., Cl O	35,196,778	32,014,530
12,000,513	Grupo Lala S.A.B. de C.V.	23,659,634	17,454,007
7,800,634	Infraestructura Energetica Nova S.A.B. de C.V.	36,302,963	33,980,181
6,000,000	Wal-Mart de Mexico S.A.B de C.V.	13,222,319	10,738,242

Total Mexico		168,088,474	145,641,825

Panama (1.75%)
500,000	Copa Holdings, S.A., Cl A	31,251,656	45,415,000

Philippines (2.58%)
35,005,000	Ayala Land, Inc.[3]	25,979,935	22,490,627
11,500,000	BDO Unibank, Inc.[3]	25,523,320	25,914,554
140,000,000	Metro Pacific Investments Corp.[3]	15,473,801	18,737,501

Total Philippines		66,977,056	67,142,682

See Notes to Financial Statements.	23

Baron Emerging Markets Fund	December 31, 2016

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (continued)
Russia (4.64%)
868,213	Magnit PJSC, GDR	$35,336,430	$38,331,604
4,248,044	Sberbank of Russia, ADR	36,237,218	49,171,109
1,650,000	Yandex N.V., Cl A1	27,173,029	33,214,500

Total Russia		98,746,677	120,717,213

Singapore (1.33%)
22,737,518	Global Logistic Properties Ltd.	40,007,623	34,542,375

South Africa (6.63%)
2,000,708	AngloGold Ashanti Ltd., ADR[1]	24,350,042	21,027,441
825,700	Aspen Pharmacare Holdings Ltd.	22,175,753	17,049,386
1,275,138	Bid Corp. Ltd.	22,788,442	22,761,451
2,200,138	Bidvest Group Ltd.	18,556,647	29,036,135
8,855,817	Life Healthcare Group Holdings Ltd.	22,463,547	21,021,180
575,000	Sasol Limited	18,826,022	16,701,010
400,500	Sasol Limited, ADR	12,856,595	11,450,295
6,500,764	Steinhoff International Holdings N.V.	31,999,155	33,558,229

Total South Africa		174,016,203	172,605,127

Taiwan, Province of China (8.58%)
6,710,879	Delta Electronics, Inc.	35,335,541	33,211,865
1,849,231	Eclat Textile Co., Ltd.	21,992,723	19,365,027
15,001,000	Far EasTone Telecommunications Co., Ltd.	33,277,525	33,745,152
2,500,000	Ginko International Co., Ltd.	33,951,147	25,869,558
1,997,513	Makalot Industrial Co. Ltd.	10,458,553	7,685,364
1,006,578	MediaTek, Inc.	14,708,872	6,761,741
5,000,000	Novatek Microelectronics Corp.	20,491,039	16,522,387
8,800,000	Taiwan Mobile Co., Ltd.	30,026,544	28,396,786
1,800,900	Taiwan Semiconductor Manufacturing Company Ltd., ADR	38,286,376	51,775,875

Total Taiwan, Province of China		238,528,320	223,333,755

Thailand (0.71%)
100,000	Bangkok Bank PCL, Cl F3	629,574	450,985
4,026,000	Bangkok Bank Public Co., Ltd., NVDR	21,278,175	17,931,808

Total Thailand		21,907,749	18,382,793

United Kingdom (1.48%)
33,000,000	Lekoil Ltd.[1,2]	14,922,322	10,675,663
7,250,000	Tullow Oil plc[1]	22,398,274	27,939,428

Total United Kingdom		37,320,596	38,615,091

United States (0.53%)
3,500,219	TerraForm Global, Inc., Cl A	32,345,911	13,825,865

Total Common Stocks		2,362,643,190	2,403,289,951

Preferred Stocks (0.02%)
India (0.02%)
3,098,340	Zee Entertainment Enterprises Ltd., 6.00% due 3/5/2022	367,971	446,924

Principal Amount		Cost	Value
Convertible Bonds (0.27%)
China (0.27%)
$50,000,000	Biostime International Holdings Ltd., 0.00% due 2/20/2019[1,3]	$6,590,207	$6,995,938

Short Term Investments (7.16%)
186,251,623	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $186,252,244; (Fully collateralized by $193,950,000 U.S. Treasury Note, 2.125% due 5/15/2025; Market value - $189,976,740)[3]	186,251,623	186,251,623

Total Investments (99.81%)		$2,555,852,991	2,596,984,436

Cash and Other Assets Less Liabilities (0.19%)			5,008,907

Net Assets			$2,601,993,343

Retail Shares (Equivalent to $10.95 per share based on 70,155,170 shares outstanding)			$768,485,288

Institutional Shares (Equivalent to $10.98 per share based on 166,920,511 shares outstanding)			$1,832,814,841

R6 Shares (Equivalent to $10.99 per share based on 63,091 shares outstanding)			$693,214

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	See Note 10 regarding “Affiliated” companies.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2016, the market value of Rule 144A securities amounted to $33,221,009 or 1.28% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2016	Percentage of Net Assets
Consumer Discretionary	20.2%
Information Technology	18.7%
Financials	17.4%
Consumer Staples	9.8%
Health Care	5.3%
Energy	5.0%
Telecommunication Services	4.7%
Industrials	3.8%
Materials	3.7%
Real Estate	2.2%
Utilities	1.8%
Cash and Cash Equivalents*	7.4%
100.0%

*	Includes short term investments.

24	See Notes to Financial Statements.

December 31, 2016	Baron Energy and Resources Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (99.43%)
Consumer Discretionary (2.90%)
	Automobile Manufacturers (2.90%)
14,100	Tesla Motors, Inc.[1]	$3,242,965	$3,013,029

Energy (85.70%)
	Oil & Gas Drilling (1.88%)
119,300	Nabors Industries Ltd.[2]	1,373,758	1,956,520

	Oil & Gas Equipment & Services (14.58%)
17,150	Core Laboratories N.V.[2]	2,024,011	2,058,686
36,000	FMC Technologies, Inc.[1]	1,030,621	1,279,080
73,900	Forum Energy Technologies, Inc.[1]	1,331,497	1,625,800
75,496	Halliburton Co.	3,391,871	4,083,579
36,800	Schlumberger Limited[2]	2,693,203	3,089,360
53,200	U.S. Silica Holdings, Inc.	1,376,948	3,015,376

		11,848,151	15,151,881

	Oil & Gas Exploration & Production (47.49%)
25,100	Anadarko Petroleum Corporation	1,478,327	1,750,223
85,200	Antero Resources Corp.[1]	2,429,491	2,014,980
45,599	Concho Resources, Inc.[1]	4,521,735	6,046,427
524,700	Encana Corp.[2]	3,398,305	6,159,978
27,666	Energen Corp.[1]	1,231,781	1,595,498
22,768	EOG Resources, Inc.	1,862,607	2,301,845
333,800	Jones Energy, Inc., Cl A1	1,591,258	1,669,000
2,496,354	Lekoil Ltd. (United Kingdom)[1,2]	1,228,382	807,583
122,200	Newfield Exploration Co.[1]	3,561,749	4,949,100
29,549	Noble Energy, Inc.	922,418	1,124,635
192,500	Parsley Energy, Inc., Cl A1	3,211,888	6,783,700
120,300	Rice Energy, Inc.[1]	1,094,647	2,568,405
161,800	RSP Permian, Inc.[1]	3,928,743	7,219,516
125,000	Sanchez Production Partners LP	1,375,000	1,462,500
198,000	WPX Energy, Inc.[1]	2,447,714	2,884,860

		34,284,045	49,338,250

	Oil & Gas Refining & Marketing (2.90%)
44,100	Valero Energy Corporation	2,812,113	3,012,912

	Oil & Gas Storage & Transportation (18.85%)
144,000	Energy Transfer Equity L.P.	1,014,500	2,780,640
129,635	Golar LNG Ltd.[2]	2,858,007	2,973,827
34,200	MPLX LP	1,063,167	1,184,004
47,738	Noble Midstream Partners LP1	1,074,105	1,718,568
201,804	Scorpio Tankers, Inc.[2]	1,862,800	914,172
52,000	SemGroup Corp., Cl A	1,610,536	2,171,000
43,540	Tallgrass Energy Partners, LP	1,134,548	2,065,973
62,600	Targa Resources Corp.	1,793,922	3,509,982
51,200	Valero Energy Partners LP	2,144,610	2,266,624

		14,556,195	19,584,790

Total Energy		64,874,262	89,044,353

Information Technology (2.52%)
	Application Software (2.52%)
47,800	Aspen Technology, Inc.[1]	1,862,658	2,613,704

Shares		Cost	Value
Common Stocks (continued)
Materials (5.90%)
	Commodity Chemicals (0.99%)
47,332	Westlake Chemical Partners LP	$1,146,768	$1,027,105

	Specialty Chemicals (4.91%)
377,852	Flotek Industries, Inc.[1]	4,393,946	3,548,030
54,700	Kraton Corporation[1]	1,443,382	1,557,856

		5,837,328	5,105,886

Total Materials		6,984,096	6,132,991

Utilities (2.41%)
	Gas Utilities (1.08%)
256,166	Infraestructura Energetica Nova S.A.B. de C.V. (Mexico)[2]	1,079,252	1,115,879

	Renewable Electricity (1.33%)
218,126	TerraForm Global, Inc., Cl A	2,967,630	861,598
40,910	TerraForm Power, Inc., Cl A1	736,033	524,057

		3,703,663	1,385,655

Total Utilities		4,782,915	2,501,534

Total Common Stocks		81,746,896	103,305,611

Principal Amount
Short Term Investments (0.46%)
$482,492	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $482,494; (Fully collateralized by $530,000 U.S. Treasury Note, 1.625% due 2/15/2026; Market value - $496,391)[3]	482,492	482,492

Total Investments (99.89%)		$82,229,388	103,788,103

Cash and Other Assets Less Liabilities (0.11%)			110,084

Net Assets			$103,898,187

Retail Shares (Equivalent to $9.00 per share based on 8,088,125 shares outstanding)			$72,782,135

Institutional Shares (Equivalent to $9.11 per share based on 3,372,300 shares outstanding)			$30,724,449

R6 Shares (Equivalent to $9.10 per share based on 43,017 shares outstanding)			$391,603

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Global Advantage Fund	December 31, 2016

STATEMENT OF NET ASSETS

DECEMBER 31, 2016

Shares		Cost	Value
Common Stocks (99.26%)
Argentina (1.30%)
3,786	Globant SA1	$150,993	$126,263

Brazil (3.31%)
23,517	Cetip SA - Mercados Organizados [2]	244,353	321,956

Canada (5.18%)
1,107	Constellation Software, Inc.	338,745	503,037

China (15.92%)
6,482	Alibaba Group Holding Ltd., ADR[1]	541,292	569,184
679	Baidu, Inc., ADR[1]	88,840	111,634
9,508	Ctrip.com International Ltd., ADR[1]	319,515	380,320
6,923	TAL Education Group, ADR[1]	198,990	485,649

Total China		1,148,637	1,546,787

Israel (7.66%)
1,217	Check Point Software Technologies Ltd.[1]	81,662	102,788
9,491	Mellanox Technologies Ltd.[1]	386,503	388,182
6,640	Mobileye N.V.[1]	323,741	253,117

Total Israel		791,906	744,087

Japan (1.65%)
26,000	Daiwa Securities Group, Inc.	167,827	160,238

Netherlands (1.78%)
1,544	ASML Holding N.V.	111,558	173,337

South Africa (4.82%)
3,193	Naspers Limited, Cl N	445,555	468,262

United Kingdom (4.44%)
59,967	JUST EAT plc[1]	258,537	431,226

United States (53.20%)
9,405	Acxiom Corp.[1]	185,152	252,054
3,726	Aerie Pharmaceuticals, Inc.[1]	61,817	141,029
933	Allergan plc	256,633	195,939
696	Alphabet Inc., Cl C1	358,241	537,187
1,553	Amazon.com, Inc.[1]	475,611	1,164,548
291	Bats Global Markets, Inc.	5,529	9,751
4,399	Benefitfocus, Inc.[1]	117,819	130,650
6,818	BlackLine, Inc.[1]	115,906	188,381
4,888	EPAM Systems, Inc.[1]	352,033	314,347
4,592	Facebook, Inc., Cl A1	123,378	528,310
18,036	FireEye, Inc.[1]	556,784	214,628
2,533	First Republic Bank	182,384	233,391
6,725	Glaukos Corporation[1]	150,392	230,668
4,529	Greenlight Capital Re Ltd., Cl A1	99,623	103,261

Shares		Cost	Value
Common Stocks (continued)
United States (continued)
1,889	Illumina, Inc.[1]	$109,775	$241,868
1,361	Luxoft Holding, Inc.[1]	81,588	76,488
4,129	Noble Midstream Partners LP1	92,903	148,644
5,255	Pacira Pharmaceuticals, Inc.[1]	336,531	169,737
149	The Priceline Group, Inc.[1]	109,221	218,443
1,377	Splunk, Inc.[1]	82,149	70,434

Total United States		3,853,469	5,169,758

Total Common Stocks		7,511,580	9,644,951

Principal Amount
Short Term Investments (1.50%)
$146,072	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2016, 0.0305% due 1/3/2017; Proceeds at maturity - $146,073; (Fully collateralized by $160,000 U.S. Treasury Note, 1.625% due 2/15/2026; Market value - $149,854) [2]	146,072	146,072

Total Investments (100.76%)		$7,657,652	9,791,023

Liabilities Less Cash and Other Assets (-0.76%)			(73,908)

Net Assets			$9,717,115

Retail Shares (Equivalent to $13.75 per share based on 361,216 shares outstanding)			$4,966,496

Institutional Shares (Equivalent to $13.87 per share based on 330,862 shares outstanding)			$4,589,126

R6 Shares (Equivalent to $13.87 per share based on 11,643 shares outstanding)			$161,493

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 Security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2016	Percentage of Net Assets

Information Technology	51.2%

Consumer Discretionary	28.0%

Health Care	10.1%

Financials	8.5%

Energy	1.5%

Cash and Cash Equivalents*	0.7%
100.0%

*	Includes short term investments.

26	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,040,841,027	$175,094,122	$87,387,162	$954,062,484
“Affiliated” investments	—	—	—	—

Total investments, at value	$2,040,841,027	$175,094,122	$87,387,162	$954,062,484

Foreign currency, at value†	—	—	2,565	—
Receivable for shares sold	2,181,828	622	302,812	856,745
Dividends and interest receivable	1,781,467	204,360	99,481	1,394,150
Receivable for securities sold	—	—	—	890,145
Prepaid expenses	275,014	331	182	2,915
Other assets	—	—	9,083	—

	2,045,079,336	175,299,435	87,801,285	957,206,439

Liabilities:
Payable for borrowings against line of credit	475,000,000	—	—	—
Payable for shares redeemed	1,735,481	41,784	65,080	6,480,225
Distribution fees payable (Note 4)	85	407	762	579
Investment advisory fees payable (Note 4)	77	368	316	232
Accrued capital gains taxes	—	—	43,843	—
Accrued expenses and other payables	862,013	61,924	70,823	158,679

	477,597,656	104,483	180,824	6,639,715

Net Assets	$1,567,481,680	$175,194,952	$87,620,461	$950,566,724

Net Assets consist of:
Paid-in capital	$969,532,485	$131,584,275	$67,648,367	$799,431,193
Undistributed (accumulated) net investment income (loss)	15,124,025	1,480,259	(20,705)	(330)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(190,253,230)	(630,648)	172,264	(33,275,842)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	773,078,400	42,761,066	19,820,535	184,411,703

Net Assets	$1,567,481,680	$175,194,952	$87,620,461	$950,566,724

Retail Shares:
Net Assets	$913,879,802	$37,688,342	$41,862,236	$433,979,071
Shares Outstanding ($0.01 par value; indefinite shares authorized)	24,662,195	3,031,041	2,314,654	18,335,847

Net Asset Value and Offering Price Per Share	$37.06	$12.43	$18.09	$23.67

Institutional Shares:
Net Assets	$645,338,910	$128,926,883	$45,384,682	$514,643,164
Shares Outstanding ($0.01 par value; indefinite shares authorized)	17,115,523	10,208,792	2,486,436	21,507,443

Net Asset Value and Offering Price Per Share	$37.70	$12.63	$18.25	$23.93

R6 Shares:
Net Assets	$8,262,968	$8,579,727	$373,543	$1,944,489
Shares Outstanding ($0.01 par value; indefinite shares authorized)	219,147	679,102	20,464	81,265

Net Asset Value and Offering Price Per Share	$37.71	$12.63	$18.25	$23.93

*Investments in securities, at cost
Unaffiliated investments	$1,267,762,627	$132,333,056	$67,521,558	$769,650,714
“Affiliated” investments	—	—	—	—

Total investments, at cost	$1,267,762,627	$132,333,056	$67,521,558	$769,650,714

†Foreign currency, at cost:	$—	$—	$2,554	$—

See Notes to Financial Statements.	27

Baron Select Funds	December 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,586,308,773	$103,788,103	$9,791,023
“Affiliated” investments	10,675,663	—	—

Total investments, at value	$2,596,984,436	$103,788,103	$9,791,023

Foreign currency, at value†	48,621	—	14
Receivable for shares sold	9,107,244	332,247	163
Dividends and interest receivable	3,201,441	39,733	4,709
Receivable for securities sold	1,496,104	—	—
Prepaid expenses	3,082	114	11
Other assets	—	—	—

	2,610,840,928	104,160,197	9,795,920

Liabilities:
Payable for borrowings against line of credit	—	—	—
Payable for shares redeemed	8,434,799	148,480	—
Distribution fees payable (Note 4)	478	250	357
Investment advisory fees payable (Note 4)	807	412	—
Accrued capital gains taxes	—	—	—
Accrued expenses and other payables	411,501	112,868	78,448

	8,847,585	262,010	78,805

Net Assets	$2,601,993,343	$103,898,187	$9,717,115

Net Assets consist of:
Paid-in capital	$2,757,038,438	$115,181,323	$8,465,253
Undistributed (accumulated) net investment income (loss)	447,853	905,895	(2,104)
Accumulated net realized loss on investments and foreign currency transactions	(196,645,904)	(33,747,746)	(879,391)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	41,152,956	21,558,715	2,133,357

Net Assets	$2,601,993,343	$103,898,187	$9,717,115

Retail Shares:
Net Assets	$768,485,288	$72,782,135	$4,966,496
Shares Outstanding ($0.01 par value; indefinite shares authorized)	70,155,170	8,088,125	361,216

Net Asset Value and Offering Price Per Share	$10.95	$9.00	$13.75

Institutional Shares:
Net Assets	$1,832,814,841	$30,724,449	$4,589,126
Shares Outstanding ($0.01 par value; indefinite shares authorized)	166,920,511	3,372,300	330,862

Net Asset Value and Offering Price Per Share	$10.98	$9.11	$13.87

R6 Shares:
Net Assets	$693,214	$391,603	$161,493
Shares Outstanding ($0.01 par value; indefinite shares authorized)	63,091	43,017	11,643

Net Asset Value and Offering Price Per Share	$10.99	$9.10	$13.87

*Investments in securities, at cost
Unaffiliated investments	$2,540,930,669	$82,229,388	$7,657,652
“Affiliated” investments	14,922,322	—	—

Total investments, at cost	$2,555,852,991	$82,229,388	$7,657,652

†Foreign currency, at cost:	$48,514	$—	$15

28	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$18,477,509	$2,147,854	$1,255,504	$16,038,470
Interest	78	2,648	1,414	10,487
Securities lending income, net	5,406,325	427,248	—	—
Foreign taxes withheld on dividends	—	—	(114,109)	(183,791)

Total income	23,883,912	2,577,750	1,142,809	15,865,166

Expenses:
Investment advisory fees (Note 4)	16,292,295	1,750,565	858,800	12,582,370
Distribution fees — Retail Shares (Note 4)	2,396,797	99,737	101,690	1,411,908
Shareholder servicing agent fees and expenses — Retail Shares	210,049	25,686	26,909	93,799
Shareholder servicing agent fees and expenses — Institutional Shares	56,619	14,196	12,170	65,735
Shareholder servicing agent fees and expenses — R6 Shares	100	103	5	45
Line of credit fees	470,456	2,361	1,124	16,197
Reports to shareholders	384,050	11,005	51,540	330,670
Professional fees	185,890	61,632	63,698	89,331
Registration and filing fees	93,620	56,440	56,360	112,980
Custodian and fund accounting fees	79,068	28,703	77,252	98,334
Trustee fees and expenses	67,551	7,243	3,608	54,693
Administration fees	31,538	31,486	31,492	31,524
Insurance expense	26,979	2,710	1,504	24,739
Miscellaneous expenses	2,653	1,581	1,806	1,969

Total operating expenses	20,297,665	2,093,448	1,287,958	14,914,294
Interest expense on borrowings	6,948,906	—	—	—

Total expenses	27,246,571	2,093,448	1,287,958	14,914,294
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(31,864)	(61,446)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(35,335)	(50,963)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(891)	(145)	—

Net expenses	27,246,571	2,025,358	1,175,404	14,914,294

Net investment income (loss)	(3,362,659)	552,392	(32,595)	950,872

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	131,829,048	2,836,755	1,147,320 [1]	(30,212,124)
Net realized gain (loss) on foreign currency transactions	—	6,745	(41,615)	(105,728)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(89,615,947)	(2,305,485)	(482,687)[2]	(35,285,604)
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	—	—	1,020	3,877

Net gain (loss) on investments	42,213,101	538,015	624,038	(65,599,579)

Net increase (decrease) in net assets resulting from operations	$38,850,442	$1,090,407	$591,443	$(64,648,707)

[1]	Net of realized foreign capital gains tax of $(23,961).
[2]	Net change in accrued foreign capital gains tax of $(26,282).

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2016

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$39,759,904	$1,529,238	$21,786
Interest	59,937	1,501	46
Securities lending income, net	—	68,362	—
Foreign taxes withheld on dividends	(3,865,367)	(11,243)	(2,118)

Total income	35,954,474	1,587,858	19,714

Expenses:
Investment advisory fees (Note 4)	21,103,684	967,798	103,495
Distribution fees — Retail Shares (Note 4)	1,712,064	169,783	13,670
Shareholder servicing agent fees and expenses — Retail Shares	82,465	28,845	15,079
Shareholder servicing agent fees and expenses — Institutional Shares	81,380	13,424	9,896
Shareholder servicing agent fees and expenses — R6 Shares	13	4	2
Line of credit fees	30,066	1,214	137
Reports to shareholders	545,920	95,890	8,292
Professional fees	135,315	172,003	117,221
Registration and filing fees	246,280	59,313	49,350
Custodian and fund accounting fees	1,416,590	32,027	33,514
Trustee fees and expenses	83,530	3,812	431
Administration fees	31,511	31,492	31,511
Insurance expense	25,639	1,303	174
Miscellaneous expenses	2,235	1,582	1,575

Total operating expenses	25,496,692	1,578,490	384,347
Interest expense on borrowings	—	852	—

Total expenses	25,496,692	1,579,342	384,347
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(240,471)	(128,960)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(103,207)	(111,029)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(461)	(1,324)

Net expenses	25,496,692	1,235,203	143,034

Net investment income (loss)	10,457,782	352,655	(123,320)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments sold	(78,360,942)	(3,970,885)	(281,712)
Net realized loss on foreign currency transactions	(1,532,442)	(5,321)	(1,076)
Change in net unrealized appreciation of:
Investments — Unaffiliated investments	108,145,583 [1]	30,124,552	257,504
Investments — “Affiliated” investments	1,958,993	—	—
Foreign currency translations	37,480	2	208

Net gain (loss) on investments	30,248,672	26,148,348	(25,076)

Net increase (decrease) in net assets resulting from operations	$40,706,454	$26,501,003	$(148,396)

[1]	Net change in accrued foreign capital gains tax of $1,325,466.

30	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,362,659)	$(747,224)	$552,392	$192,228	$(32,595)	$298,094
Net realized gain (loss)	131,829,048	14,265,041	2,843,500	10,479,808	1,105,705	(32,526)
Change in net unrealized appreciation (depreciation)	(89,615,947)	(70,618,314)	(2,305,485)	(14,726,304)	(481,667)	1,343,071

Increase (decrease) in net assets resulting from operations	38,850,442	(57,100,497)	1,090,407	(4,054,268)	591,443	1,608,639

Distributions to shareholders from:
Net investment income — Retail Shares	—	(4,106,150)	—	(70,067)	(21,114)	(210,570)
Net investment income — Institutional Shares	—	(4,764,671)	—	(580,716)	(22,950)	(462,862)
Net investment income — R6 Shares	—	—	—	—	(203)	—
Net realized gain on investments — Retail Shares	—	—	(2,213,476)	(2,417,214)	(331,053)	(73,424)
Net realized gain on investments — Institutional Shares	—	—	(7,303,770)	(7,473,888)	(368,392)	(82,646)
Net realized gain on investments — R6 Shares	—	—	(484,563)	—	(3,222)	—

Decrease in net assets from distributions to shareholders	—	(8,870,821)	(10,001,809)	(10,541,885)	(746,934)	(829,502)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	66,762,551	164,387,862	2,156,926	6,397,130	9,413,535	8,899,357
Proceeds from the sale of shares — Institutional Shares	98,391,933	347,495,282	1,275,722	3,624,246	8,743,582	7,680,292
Proceeds from the sale of shares — R6 Shares	8,494,133	—	8,822,255	—	401,056	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	3,995,569	2,157,939	2,452,076	349,834	282,158
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	4,177,881	6,065,578	6,671,379	366,821	341,079
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	484,563	—	3,425	—
Cost of shares redeemed — Retail Shares	(282,334,947)	(278,717,168)	(8,369,443)	(7,449,535)	(12,745,012)	(17,823,270)
Cost of shares redeemed — Institutional Shares	(263,475,486)	(212,397,508)	(12,670,110)	(8,182,326)	(17,355,234)	(6,817,506)
Cost of shares redeemed — R6 Shares	—	—	—	—	—	—

Increase (decrease) in net assets derived from capital share transactions	(372,161,816)	28,941,918	(76,570)	3,512,970	(10,821,993)	(7,437,890)

Net decrease in net assets	(333,311,374)	(37,029,400)	(8,987,972)	(11,083,183)	(10,977,484)	(6,658,753)

Net Assets:
Beginning of year	1,900,793,054	1,937,822,454	184,182,924	195,266,107	98,597,945	105,256,698

End of year	$1,567,481,680	$1,900,793,054	$175,194,952	$184,182,924	$87,620,461	$98,597,945

Undistributed (accumulated) net investment income (loss) at end of year	$15,124,025	$11,008,549	$1,480,259	$899,855	$(20,705)	$(373,371)

Capital share transactions — Retail Shares
Shares sold	1,972,887	4,413,521	170,798	442,457	521,310	479,118
Shares issued in reinvestment of distributions	—	113,189	171,805	189,066	19,035	15,603
Shares redeemed	(8,401,986)	(7,633,879)	(653,901)	(530,825)	(712,145)	(958,724)

Net increase (decrease)	(6,429,099)	(3,107,169)	(311,298)	100,698	(171,800)	(464,003)

Capital share transactions — Institutional Shares
Shares sold	2,815,566	9,273,217	100,207	258,675	487,086	406,160
Shares issued in reinvestment of distributions	—	116,701	475,762	508,487	19,778	18,782
Shares redeemed	(7,646,600)	(5,723,538)	(968,806)	(547,515)	(976,763)	(360,893)

Net increase (decrease)	(4,831,034)	3,666,380	(392,837)	219,647	(469,899)	64,049

Capital share transactions — R6 Shares
Shares sold	219,147	—	641,124	—	20,279	—
Shares issued in reinvestment of dividends	—	—	37,978	—	185	—
Shares redeemed	—	—	—	—	—	—

Net increase	219,147	—	679,102	—	20,464	—

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$950,872	$(1,503,894)	$10,457,782	$6,124,993
Net realized gain (loss)	(30,317,852)	35,068,425	(79,893,384)	(86,230,454)
Change in net unrealized appreciation (depreciation)	(35,281,727)	(127,358,795)	110,142,056	(116,515,878)

Increase (decrease) in net assets resulting from operations	(64,648,707)	(93,794,264)	40,706,454	(196,621,339)

Distributions to shareholders from:
Net investment income — Retail Shares	—	(364,929)	(1,159,347)	(701,411)
Net investment income — Institutional Shares	—	(444,647)	(6,815,620)	(3,988,520)
Net investment income — R6 Shares	—	—	(2,533)	—
Net realized gain on investments — Retail Shares	(1,731,824)	(15,405,999)	—	—
Net realized gain on investments — Institutional Shares	(2,018,145)	(19,283,111)	—	—
Net realized gain on investments — R6 Shares	(6,592)	—	—	—
Return of capital — Institutional Shares	(1,494,968)	—	—	—
Return of capital — R6 Shares	(5,641)	—	—	—

Decrease in net assets from distributions to shareholders	(5,257,170)	(35,498,686)	(7,977,500)	(4,689,931)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	76,821,436	336,220,314	363,774,905	426,130,100
Proceeds from the sale of shares — Institutional Shares	164,942,852	432,171,142	1,192,172,548	903,660,409
Proceeds from the sale of shares — R6 Shares	1,937,472	—	708,857	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	1,696,071	15,440,297	1,151,074	693,798
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	2,978,927	16,601,383	5,212,419	3,084,734
Net asset value of shares issues in reinvestment of distribution — R6 Shares	12,233	—	2,533	—
Cost of shares redeemed — Retail Shares	(402,206,544)	(285,156,542)	(275,026,597)	(320,271,070)
Cost of shares redeemed — Institutional Shares	(607,362,368)	(306,822,077)	(425,085,374)	(453,120,022)
Cost of shares redeemed — R6 Shares	(29,272)	—	(2,407)	—

Increase (decrease) in net assets derived from capital share transactions	(761,209,193)	208,454,517	862,907,958	560,177,949

Net increase (decrease) in net assets	(831,115,070)	79,161,567	895,636,912	358,866,679

Net Assets:
Beginning of year	1,781,681,794	1,702,520,227	1,706,356,431	1,347,489,752

End of year	$950,566,724	$1,781,681,794	$2,601,993,343	$1,706,356,431

Undistributed (accumulated) net investment income (loss) at end of year	$(330)	$(1,815,613)	$447,853	$(500,002)

Capital share transactions — Retail Shares
Shares sold	3,393,127	12,836,525	32,884,314	37,014,347
Shares issued in reinvestment of distributions	72,824	628,995	102,991	64,902
Shares redeemed	(17,670,830)	(11,123,366)	(25,792,716)	(28,651,234)

Net increase (decrease)	(14,204,879)	2,342,154	7,194,589	8,428,015

Capital share transactions — Institutional Shares
Shares sold	7,257,564	16,521,289	107,399,121	80,184,256
Shares issued in reinvestment of distributions	126,180	668,952	467,660	288,024
Shares redeemed	(26,373,695)	(11,879,810)	(39,207,405)	(40,651,773)

Net increase (decrease)	(18,989,951)	5,310,431	68,659,376	39,820,507

Capital share transactions — R6 Shares
Shares sold	81,973	—	63,070	—
Shares issued in reinvestment of dividends	518	—	227	—
Shares redeemed	(1,226)	—	(206)	—

Net increase	81,265	—	63,091	—

32	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$352,655	$300,389	$(123,320)	$(59,468)
Net realized gain (loss)	(3,976,206)	(30,798,728)	(282,788)	(671,076)
Change in net unrealized appreciation (depreciation)	30,124,554	10,358	257,712	434,079

Increase (decrease) in net assets resulting from operations	26,501,003	(30,487,981)	(148,396)	(296,465)

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(11,564)
Net investment income — Institutional Shares	—	—	—	(16,685)
Net investment income — R6 Shares	—	—	—	—
Net realized gain on investments — Retail Shares	—	(34,058)	—	(7,375)
Net realized gain on investments — Institutional Shares	—	(30,966)	—	(6,436)
Net realized gain on investments — R6 Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	—	(65,024)	—	(42,060)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	22,973,711	50,753,381	665,553	3,922,722
Proceeds from the sale of shares — Institutional Shares	10,075,124	28,394,513	313,072	2,152,705
Proceeds from the sale of shares — R6 Shares	368,547	—	182,431	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	33,774	—	18,901
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	26,561	—	23,120
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—	—
Cost of shares redeemed — Retail Shares	(24,918,750)	(18,562,721)	(1,863,887)	(1,433,194)
Cost of shares redeemed — Institutional Shares	(10,343,162)	(19,895,321)	(945,931)	(792,192)
Cost of shares redeemed — R6 Shares	—	—	(7,599)	—

Increase (decrease) in net assets derived from capital share transactions	(1,844,530)	40,750,187	(1,656,361)	3,892,062

Net increase (decrease) in net assets	24,656,473	10,197,182	(1,804,757)	3,553,537

Net Assets:
Beginning of year	79,241,714	69,044,532	11,521,872	7,968,335

End of year	$103,898,187	$79,241,714	$9,717,115	$11,521,872

Undistributed (accumulated) net investment income (loss) at end of year	$905,895	$557,992	$(2,104)	$17,414

Capital share transactions — Retail Shares
Shares sold	3,152,753	6,311,650	49,942	275,759
Shares issued in reinvestment of distributions	—	4,381	—	1,505
Shares redeemed	(3,089,243)	(2,138,039)	(136,901)	(101,770)

Net increase (decrease)	63,510	4,177,992	(86,959)	175,494

Capital share transactions — Institutional Shares
Shares sold	1,492,155	2,950,290	22,880	144,495
Shares issued in reinvestment of distributions	—	3,414	—	1,831
Shares redeemed	(1,333,782)	(2,557,117)	(69,747)	(55,528)

Net increase (decrease)	158,373	396,587	(46,867)	90,798

Capital share transactions — R6 Shares
Shares sold	43,017	—	12,185	—
Shares issued in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	(542)	—

Net increase	43,017	—	11,643	—

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2016

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$38,850,442
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(355,560,559)
Proceeds from sales of portfolio securities	812,974,389
Net purchases, sales and maturities of short-term investments	(133,643)
Increase in dividends and interest receivable	(691,692)
Decrease in prepaid expenses	1,284
Increase in accrued expenses	84,725
Net realized gain on investments	(131,829,048)
Change in net unrealized depreciation of investments	89,615,947

Net cash provided by operating activities	$453,311,845

Cash Used in Financing Activities
Proceeds from shares sold	175,749,215
Payment for shares redeemed	(547,061,060)
Decrease in payable for borrowings against line of credit	(82,000,000)

Net cash used in financing activities	(453,311,845)

Net decrease in cash	—
Cash at beginning of year	—

Cash at end of year	—

Supplemental cash flow information:
Interest paid	$6,820,260

34	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers Retail Shares, Institutional Shares and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Baron Select Funds	December 31, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser may use a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The Funds did not hold derivatives or participate in securities lending/borrowing activities at December 31, 2016.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by ASU No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2016, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

December 31, 2016	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Diversification and Concentration.  Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2016 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$335,162,545	$800,682,320
Baron Focused Growth Fund	23,941,459	29,429,901
Baron International Growth Fund	32,146,210	48,507,896
Baron Real Estate Fund	687,487,856	1,422,834,791
Baron Emerging Markets Fund	1,347,989,215	487,757,605
Baron Energy and Resources Fund	58,894,392	49,153,209
Baron Global Advantage Fund	2,215,346	3,961,744

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap
Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.50%	1.25%	1.24%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund	1.50%	1.25%	1.24%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Investment Funds Trust, and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a Fund from or to another fund/other entity that is or could be considered an affiliate of the respective Baron Fund under certain limited

Baron Select Funds	December 31, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

circumstances by virtue of having a common investment adviser, common officers, or common Trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2016, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
Baron Partners Fund	$1,521,507	$1,494,967	$(435,111)
Baron International Growth Fund	39,975	—	—
Baron Real Estate Fund	—	3,491,760	(244,583)
Baron Emerging Markets Fund	666,250	—	—

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $600 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on November 3, 2017. Baron Partners Fund may borrow up to the lesser of $600 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the One Month LIBOR Rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2016, interest expense incurred on these loans amounted to $6,948,906. During the year ended December 31, 2016, Baron Partners Fund had an average daily balance on the line of credit of $505.2 million at a weighted average interest rate of 1.38%. At December 31, 2016, Baron Partners Fund had an outstanding balance in the amount of $475,000,000.

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the One Month LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2016, Baron Energy and Resources Fund had borrowings under the line of credit and incurred interest expense of $852. For the three days during which there were borrowings, Baron Energy and Resources Fund had an average daily balance on the line of credit of $5.8 million at a weighted average interest rate of 1.75%.

6. RESTRICTED SECURITIES

At December 31, 2016, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2016, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
Name of Issuer	Acquisition Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	$3,456,083

(Cost $0) (0.22% of Net Assets)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

December 31, 2016	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,037,110,016	$—	$—	$2,037,110,016
Private Equity Investments	—	—	3,456,083	3,456,083
Short Term Investments	—	274,928	—	274,928

Total Investments	$2,037,110,016	$274,928	$3,456,083	$2,040,841,027

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2016.

	Baron Focused Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$159,078,855	$—	$—	$159,078,855
Preferred Stocks	—	7,664,733	—	7,664,733
Short Term Investments	—	8,350,534	—	8,350,534

Total Investments	$159,078,855	$16,015,267	$—	$175,094,122

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2016.

	Baron International Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$76,287,815	$2,714,916	$—	$79,002,731
Short Term Investments	—	8,384,431	—	8,384,431

Total Investments	$76,287,815	$11,099,347	$—	$87,387,162

$18,224,224 was transferred out of Level 2 into Level 1 at December 31, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $454,862 was transferred out of Level 2 into Level 1 at December 31, 2016 due to the expiration of a lock-up restriction. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$929,272,978	$—	$—	$929,272,978
Short Term Investments	—	24,789,506	—	24,789,506

Total Investments	$929,272,978	$24,789,506	$—	$954,062,484

$10,475,365 was transferred out of Level 2 into Level 1 at December 31, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period

	Baron Emerging Markets Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,998,618,610	$404,671,341	$—	$2,403,289,951
Preferred Stocks	446,924	—	—	446,924
Convertible Bonds	—	6,995,938	—	6,995,938
Short Term Investments	—	186,251,623	—	186,251,623

Total Investments	$1,999,065,534	$597,918,902	$—	$2,596,984,436

$71,224,626 was transferred out of Level 2 into Level 1 at December 31, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $7,658,837 was transferred out of Level 2 into Level 1 at December 31, 2016 due to the expiration of a lock-up restriction. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Energy and Resources Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$103,305,611	$—	$—	$103,305,611
Short Term Investments	—	482,492	—	482,492

Total Investments	$103,305,611	$482,492	$—	$103,788,103

$831,578 was transferred out of Level 2 into Level 1 at December 31, 2016 due to the expiration of a lock-up restriction. Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2016.

	Baron Global Advantage Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$9,322,995	$321,956	$—	$9,644,951
Short Term Investments	—	146,072	—	146,072

Total Investments	$9,322,995	$468,028	$—	$9,791,023

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2016.

†	See Statements of Net Assets for additional detailed categorizations.

December 31, 2016	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
Investments in Securities	Balance as of December 31, 2015	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2016	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2016
Private Equity Investments
Financials	$6,442,261	$—	$1,071,713	$(1,153,251)	$—	$(2,904,640)	$—	$—	$3,456,083	$(1,153,251)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2016, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed (Accumulated) Net Investment Income(Loss)	Undistributed (Accumulated) Net Realized Gain(Loss)	Paid-In Capital
Baron Partners Fund	$7,478,135	$422	$(7,478,557)
Baron Focused Growth Fund	28,012	(6,745)	(21,267)
Baron International Growth Fund	429,528	(66,082)	(363,446)
Baron Real Estate Fund	864,411	60,040	(924,451)
Baron Emerging Markets Fund	(1,532,427)	1,532,427	—
Baron Energy and Resources Fund	(4,752)	703,415	(698,663)
Baron Global Advantage Fund	103,802	49,169	(152,971)

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Cost of investments	$1,268,897,519	$131,819,244	$67,990,544	$773,913,503	$2,558,420,577	$81,918,628	$7,685,717

Gross tax unrealized appreciation	856,080,029	50,339,001	22,155,767	181,095,889	239,048,306	22,910,193	2,834,164
Gross tax unrealized depreciation	(84,136,521)	(7,064,123)	(2,759,149)	(946,908)	(200,484,447)	(1,040,718)	(728,858)

Net tax unrealized appreciation	771,943,508	43,274,878	19,396,618	180,148,981	38,563,859	21,869,475	2,105,306
Net tax unrealized currency appreciation (depreciation)	—	—	(45,069)	(67)	21,511	—	(14)
Undistributed net investment income	—	—	—	—	1,383,804	—	—
Undistributed net realized gain	—	1,966,491	620,545	—	—	—	—
Qualified late year loss deferral	(2,559,218)	(1,630,692)	—	(330)	(4,854,498)	(515,307)	(249,460)
Capital loss carryforwards	(171,435,095)	—	—	(29,013,053)	(190,159,771)	(32,637,304)	(603,970)
Paid-in capital	969,532,485	131,584,275	67,648,367	799,431,193	2,757,038,438	115,181,323	8,465,253

Net Assets	$1,567,481,680	$175,194,952	$87,620,461	$950,566,724	$2,601,993,343	$103,898,187	$9,717,115

Baron Select Funds	December 31, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2016, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Short term:
December 31, 2017	$171,435,095	$—	$—	$—	$—	$—	$—
No expiration date	—	—	—	29,013,053	145,314,006	14,587,795	401,348

	$171,435,095	$—	$—	$29,013,053	$145,314,006	$14,587,795	$401,348

Long term:
No expiration date	$—	$—	$—	$—	$44,845,765	$18,049,509	$202,622

Capital loss carryforward utilized during the year ended December 31, 2016	$118,545,297	$—	$—	$—	$—	$—	$—

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain
Baron Partners Fund	$—	$—	$—	$8,870,821	$—
Baron Focused Growth Fund	—	10,001,809	—	650,535	9,891,350
Baron International Growth Fund	43,909	703,025	—	673,432	156,070
Baron Real Estate Fund	—	3,756,561	1,500,609	802,173	34,696,513
Baron Emerging Markets Fund	7,977,500	—	—	4,689,931	—
Baron Energy and Resources Fund	—	—	—	71	64,953
Baron Global Advantage Fund	—	—	—	28,281	13,779

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2016, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2016, the officers, trustees and portfolio managers owned, directly or indirectly, 44.85% of Baron Focused Growth Fund and 41.44% of Baron Global Advantage Fund. As of December 31, 2016 the officers, trustees, portfolio managers and one other investor owned, directly or indirectly, 27.79% of Baron International Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

	Baron Emerging Markets Fund
Name of Issuer	Value at December 31, 2015	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2016	Value at December 31, 2016
“Affiliated” Company as of December 31, 2016:
Lekoil Ltd.	$5,764,928	$2,951,742	$—	$1,958,993	$—	$—	33,000,000	$10,675,663

[1]

An “Affiliated” Company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2016.

December 31, 2016	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

11. RECENT ACCOUNTING PRONOUNCEMENTS

On August 26, 2016, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Adviser is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

In November 2016, FASB issued a new Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements.” The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Baron Select Funds	December 31, 2016

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$35.62	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34

Income (loss) from investment operations:
Net investment income (loss)	(0.11)[1]	(0.05)[1]	0.23 [1]	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]	(0.21)[1]
Net realized and unrealized gain (loss) on investments	1.55	(0.95)	3.19	10.95	3.21	(1.04)	5.02	3.48	(10.74)	2.74

Total from investment operations	1.44	(1.00)	3.42	10.76	3.17	(1.18)	4.93	3.44	(10.83)	2.53

Less distributions to shareholders from:
Net investment income	0.00	(0.12)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)

Total distributions	0.00	(0.12)	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)

Net asset value, end of year	$37.06	$35.62	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76

Total return	4.04%	(2.71)%	10.26%	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%

Ratios/Supplemental data:
Net assets (in millions), end of year	$913.9	$1,107.5	$1,256.3	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1

Ratio of total expenses to average net assets	1.78%	1.52%	1.51%	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]	1.88%[2]
Less: Ratio of interest expense to average net assets	(0.43)%	(0.20)%	(0.19)%	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%

Ratio of operating expenses to average net assets	1.35%	1.32%	1.32%	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%

Ratio of net investment income (loss) to average net assets	(0.31)%	(0.13)%	0.66%	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%

Portfolio turnover rate	15.59%	17.08%	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%

	INSTITUTIONAL SHARES									R6 SHARES
	Year Ended December 31,									Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2009[3]		2016[6]
Net asset value, beginning of year	$36.15	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66	$12.66		$38.61

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	0.04 [1]	0.25 [1]	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]		(0.01)[1]
Net realized and unrealized gain (loss) on investments	1.57	(0.95)	3.31	11.06	3.22	(1.06)	5.06	3.03		(0.89)

Total from investment operations	1.55	(0.91)	3.56	10.94	3.26	(1.14)	5.00	3.00		(0.90)

Less distributions to shareholders from:
Net investment income	0.00	(0.22)	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00

Total distributions	0.00	(0.22)	0.00	0.00	0.00	0.00	0.00	0.00		0.00

Net asset value, end of year	$37.70	$36.15	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66		$37.71

Total return	4.29%	(2.43)%	10.56%	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]		(2.33)%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$645.3	$793.3	$681.5	$349.0	$146.5	$123.7	$119.9	$158.5		$8.3

Ratio of total expenses to average net assets	1.52%	1.26%	1.26%	1.41%	1.48%	1.45%	1.45%	1.38%[5]		1.62%[5]
Less: Ratio of interest expense to average net assets	(0.43)%	(0.20)%	(0.20)%	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21)%[5]		(0.53)%[5]

Ratio of operating expenses to average net assets	1.09%	1.06%	1.06%	1.11%	1.13%	1.09%	1.11%	1.17%[5]		1.09%[5]

Ratio of net investment income (loss) to average net assets	(0.05)%	0.11%	0.69%	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]		(0.04)%[5]

Portfolio turnover rate	15.59%	17.08%	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%		15.59%

[1] Based on average shares outstanding. [2] Benefit of expense reduction rounds to less than 0.01%. [3] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.	[4] Not Annualized. [5] Annualized. [6] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

44	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$13.09	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [2]	(0.01)[2]	0.04 [2]	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	0.08	(0.35)	0.29	2.95	1.31	(0.07)	2.05	2.00	(3.33)

Total from investment operations	0.09	(0.36)	0.33	2.88	1.55	(0.14)	2.04	2.12	(3.33)

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	0.00	(0.17)	0.00	0.00	(0.33)	(0.13)	0.00
Net realized gain on investments	(0.75)	(0.74)	(0.09)	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.12)	(0.40)

Total distributions	(0.75)	(0.76)	(0.09)	(0.17)	0.00	0.00	(0.33)	(0.25)	(0.40)

Net asset value, end of year	$12.43	$13.09	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27

Total return	0.67%[4]	(2.42)%[4]	2.35%[4]	25.69%[4]	15.96%[4]	(1.42)%[4]	25.17%[4]	33.77%[4]	(33.11)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$37.7	$43.7	$46.1	$47.6	$31.4	$28.3	$46.4	$39.9	$59.3

Ratio of operating expenses to average net assets	1.43%	1.39%	1.39%	1.42%	1.48%	1.48%	1.47%	1.52%	1.54%[6]
Less: Reimbursement of expenses by Adviser	(0.08)%	(0.04)%	(0.04)%	(0.07)%	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%[6]

Ratio of net investment income (loss) to average net assets	0.11%	(0.10)%	0.31%	(0.53)%	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]

Portfolio turnover rate	14.31%	12.18%	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%	35.43%[5]

	INSTITUTIONAL SHARES									R6 SHARES
	Year Ended December 31,									Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2009[7]		2016[8]
Net asset value, beginning of year	$13.25	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15	$6.88		$13.87

Income (loss) from investment operations:
Net investment income (loss)	0.05 [2]	0.02 [2]	0.08 [2]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]		0.02 [2]
Net realized and unrealized gain (loss) on investments	0.08	(0.34)	0.28	2.99	1.32	(0.07)	2.05	1.45		(0.51)

Total from investment operations	0.13	(0.32)	0.36	2.95	1.58	(0.11)	2.06	1.52		(0.49)

Less distributions to shareholders from:
Net investment income	0.00	(0.06)	0.00	(0.20)	0.00	0.00	(0.33)	(0.13)		0.00
Net realized gain on investments	(0.75)	(0.74)	(0.09)	0.00	0.00	0.00	0.00	0.00		(0.75)
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.12)		0.00

Total distributions	(0.75)	(0.80)	(0.09)	(0.20)	0.00	0.00	(0.33)	(0.25)		(0.75)

Net asset value, end of year	$12.63	$13.25	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15		$12.63

Total return	0.97%[4]	(2.12)%	2.54%	26.09%[4]	16.17%[4]	(1.11)%[4]	25.39%[4]	22.06%[4,5]		(3.55)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$128.9	$140.5	$149.2	$148.4	$87.9	$63.6	$44.3	$36.6		$8.6

Ratio of operating expenses to average net assets	1.13%	1.09%	1.09%	1.12%	1.16%	1.18%	1.19%	1.25%[6]		1.14%[6]
Less: Reimbursement of expenses by Adviser	(0.03)%	0.00%	0.00%	(0.02)%	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]		(0.04)%[6]

Ratio of net operating expenses to average net assets	1.10%	1.09%	1.09%	1.10%	1.10%	1.10%	1.10%	1.10%[6]		1.10%[6]

Ratio of net investment income (loss) to average net assets	0.37%	0.16%	0.56%	(0.28)%	2.53%	(0.40)%	0.08%	1.63%[6]		0.53%[6]

Portfolio turnover rate	14.31%	12.18%	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%		14.31%

[1]    For the period June 30, 2008 (commencement of operations) to December 31, 2008.

[2]    Based on average shares outstanding.

[3]    Less than $0.01 per share.

[4]    The total returns would have been lower had certain expenses not been reduced during the period shown.

[5]    Not Annualized.

[6]    Annualized.

[7]    For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.

[8]    For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2016

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.05	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[1]	0.03 [1]	0.03 [1]	(0.01)[1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	0.24	0.19	(0.46)	3.37	2.37	(2.78)	3.38	4.43

Total from investment operations	0.21	0.22	(0.43)	3.36	2.35	(2.79)	3.39	4.47

Less distributions to shareholders from:
Net investment income	(0.01)	(0.08)	(0.00)[2]	0.00	0.00	(0.04)	0.00	0.00
Net realized gain on investments	(0.16)	(0.03)	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	(0.17)	(0.11)	(0.54)	0.00	0.00	(1.30)	(0.21)	(0.36)

Net asset value, end of year	$18.09	$18.05	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11

Total return	1.14%[3]	1.23%[3]	(2.33)%[3]	21.61%[3]	17.80%[3]	(16.35)%[3]	24.22%[3]	44.69%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$41.8	$44.9	$53.0	$17.0	$15.6	$11.7	$15.3	$8.4

Ratio of operating expenses to average net assets	1.65%	1.59%	1.63%	1.74%	1.78%	1.73%	1.76%	2.33%
Less: Reimbursement of expenses by Adviser	(0.15)%	(0.09)%	(0.13)%	(0.24)%	(0.28)%	(0.23)%	(0.26)%	(0.83)%

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.16)%	0.15%	0.14%	(0.05)%	(0.16)%	(0.05)%	0.07%	0.38%

Portfolio turnover rate	38.90%	42.85%	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%

	INSTITUTIONAL SHARES								R6 SHARES
	Year Ended December 31,								Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2009[6]	2016[7]
Net asset value, beginning of year	$18.17	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13	$11.13	$19.15

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.08 [1]	0.12 [1]	0.03 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.24	0.19	(0.50)	3.39	2.40	(2.79)	3.39	3.38	(0.71)

Total from investment operations	0.25	0.27	(0.38)	3.42	2.41	(2.76)	3.44	3.36	(0.73)

Less distributions to shareholders from:
Net investment income	(0.01)	(0.16)	(0.04)	(0.00)[2]	(0.03)	(0.09)	0.00	0.00	(0.01)
Net realized gain on investments	(0.16)	(0.03)	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)	(0.16)

Total distributions	(0.17)	(0.19)	(0.58)	(0.00)[2]	(0.03)	(1.35)	(0.21)	(0.36)	(0.17)

Net asset value, end of year	$18.25	$18.17	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13	$18.25

Total return	1.35%[3]	1.48%[3]	(2.07)%[3]	21.89%[3]	18.17%[3]	(16.13)%[3]	24.54%[3]	30.18%[3,4]	(3.83)%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$45.4	$53.7	$52.3	$45.4	$39.0	$30.5	$37.4	$22.1	$0.4

Ratio of operating expenses to average net assets	1.36%	1.31%	1.34%	1.37%	1.40%	1.38%	1.40%	1.89%[5]	1.38%[5]
Less: Reimbursement of expenses by Adviser	(0.11)%	(0.06)%	(0.09)%	(0.12)%	(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]	(0.14)%[5]

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%[5]	1.24%[5]

Ratio of net investment income (loss) to average net assets	0.07%	0.41%	0.64%	0.20%	0.09%	0.19%	0.31%	(0.29)%[5]	(0.31)%[5]

Portfolio turnover rate	38.90%	42.85%	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%	38.90%

[1] Based on average shares outstanding. [2] Less than $0.01 per share. [3] The total returns would have been lower had certain expenses not been reduced during the period shown. [4] Not Annualized.	[5] Annualized. [6] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009. [7] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

46	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$24.24	$25.92	$22.25	$17.52	$12.51	$12.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	(0.06)[1]	0.04 [1]	(0.05)[1]	0.01 [1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	(0.47)	(1.14)	3.66	4.80	5.31	0.07 [2]	2.64

Total from investment operations	(0.49)	(1.20)	3.70	4.75	5.32	0.06	2.66

Less distributions to shareholders from:
Net investment income	0.00	(0.01)	(0.03)	0.00	0.00	(0.00)[3]	0.00
Net realized gain on investments	(0.08)	(0.47)	0.00	(0.02)	(0.31)	(0.21)	0.00

Total distributions	(0.08)	(0.48)	(0.03)	(0.02)	(0.31)	(0.21)	0.00

Net asset value, end of year	$23.67	$24.24	$25.92	$22.25	$17.52	$12.51	$12.66

Total return	(2.01)%	(4.65)%	16.61%	27.12%	42.60%[4]	0.63%[4]	26.60%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$434.0	$788.9	$782.8	$539.5	$53.6	$10.9	$5.5

Ratio of operating expenses to average net assets	1.33%	1.31%	1.32%	1.35%	1.76%	2.33%	4.35%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	0.00%	(0.41)%	(0.98)%	(3.00)%

Ratio of net operating expenses to average net assets	1.33%	1.31%	1.32%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	(0.07)%	(0.23)%	0.17%	(0.23)%	0.07%	(0.08)%	0.14%

Portfolio turnover rate	55.50%	50.50%	24.40%	19.36%	30.14%	70.99%	58.03%

	INSTITUTIONAL SHARES							R6 SHARES
	Year Ended December 31,							Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2010	2016[7]
Net asset value, beginning of year	$24.51	$26.14	$22.43	$17.64	$12.56	$12.69	$10.00	$21.80

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.01 [1]	0.11 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	(0.47)	(1.16)	3.68	4.81	5.33	0.07 [2]	2.65	2.26

Total from investment operations	(0.43)	(1.15)	3.79	4.84	5.39	0.09	2.69	2.28

Less distributions to shareholders from:
Net investment income	0.00	(0.01)	(0.08)	(0.00)[3]	0.00	(0.01)	0.00	0.00
Net realized gain on investments	(0.08)	(0.47)	0.00	(0.02)	(0.31)	(0.21)	0.00	(0.08)
Return of capital	(0.07)	0.00	0.00	(0.03)	0.00	0.00	0.00	(0.07)

Total distributions	(0.15)	(0.48)	(0.08)	(0.05)	(0.31)	(0.22)	0.00	(0.15)

Net asset value, end of year	$23.93	$24.51	$26.14	$22.43	$17.64	$12.56	$12.69	$23.93

Total return	(1.75)%	(4.42)%	16.93%	27.48%	42.99%[4]	0.80%[4]	26.90%[4]	10.47%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$514.6	$992.8	$919.7	$486.1	$35.5	$4.9	$3.2	$2.0

Ratio of operating expenses to average net assets	1.07%	1.06%	1.06%	1.09%	1.44%	2.14%	4.26%	1.07%[6]
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	0.00%	(0.34)%	(1.04)%	(3.16)%	0.00%

Ratio of net operating expenses to average net assets	1.07%	1.06%	1.06%	1.09%	1.10%	1.10%	1.10%	1.07%[6]

Ratio of net investment income (loss) to average net assets	0.19%	0.04%	0.44%	0.15%	0.36%	0.17%	0.36%	0.08%[6]

Portfolio turnover rate	55.50%	50.50%	24.40%	19.36%	30.14%	70.99%	58.03%	55.50%

[1]    Based on average shares outstanding.

[2]    The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]    Less than $0.01 per share.

[4]    The total returns would have been lower had certain expenses not been reduced during the period shown.

[5]    Not Annualized.

[6]    Annualized.

[7]    For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2016

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.57	$11.91	$11.54	$10.06	$8.28	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.03 [1]	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	0.36	(1.36)	0.33	1.54	1.94	(1.69)

Total from investment operations	0.40	(1.33)	0.40	1.48	1.90	(1.72)

Less distributions to shareholders from:
Net investment income	(0.02)	(0.01)	(0.03)	0.00	(0.12)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.02)	(0.01)	(0.03)	0.00	(0.12)	0.00

Net asset value, end of year	$10.95	$10.57	$11.91	$11.54	$10.06	$8.28

Total return	3.75%	(11.16)%	3.47%[2]	14.71%[2]	22.98%[2]	(17.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$768.5	$665.5	$649.7	$259.6	$2.9	$2.0

Ratio of operating expenses to average net assets	1.38%	1.45%	1.52%	1.90%	4.01%	4.49%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.02)%	(0.40)%	(2.51)%	(2.99)%

Ratio of net operating expenses to average net assets	1.38%	1.45%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.33%	0.25%	0.56%	(0.53)%	(0.39)%	(0.32)%

Portfolio turnover rate	25.31%	26.34%	23.38%	14.68%	42.68%	45.86%

	INSTITUTIONAL SHARES						R6 SHARES
	Year Ended December 31,						Year Ended December 31,
	2016	2015	2014	2013	2012	2011	2016[5]
Net asset value, beginning of year	$10.59	$11.94	$11.56	$10.05	$8.30	$10.00	$9.94

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	0.06 [1]	0.09 [1]	0.01 [1]	(0.01)[1]	(0.01)[1]	0.05 [1]
Net realized and unrealized gain (loss) on investments	0.37	(1.37)	0.34	1.50	1.93	(1.69)	1.04

Total from investment operations	0.43	(1.31)	0.43	1.51	1.92	(1.70)	1.09

Less distributions to shareholders from:
Net investment income	(0.04)	(0.04)	(0.05)	0.00	(0.17)	0.00	(0.04)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.04)	(0.04)	(0.05)	0.00	(0.17)	0.00	(0.04)

Net asset value, end of year	$10.98	$10.59	$11.94	$11.56	$10.05	$8.30	$10.99

Total return	4.08%	(10.97)%	3.75%[2]	15.02%[2]	23.22%[2]	(17.00)%[2]	10.99%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,832.8	$1,040.9	$697.8	$116.0	$6.0	$4.3	$0.7

Ratio of operating expenses to average net assets	1.13%	1.20%	1.27%	1.80%	3.37%	3.83%	1.13%[4]
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.02)%	(0.55)%	(2.12)%	(2.58)%	0.00%

Ratio of net operating expenses to average net assets	1.13%	1.20%	1.25%	1.25%	1.25%	1.25%	1.13%[4]

Ratio of net investment income (loss) to average net assets	0.57%	0.49%	0.76%	0.05%	(0.14)%	(0.07)%	0.48%[4]

Portfolio turnover rate	25.31%	26.34%	23.38%	14.68%	42.68%	45.86%	25.31%

[1] Based on average shares outstanding. [2] The total returns would have been lower had certain expenses not been reduced during the period shown. [3] Not Annualized.	[4] Annualized. [5] For the period January 29, 2016 (initial offering of R6 shares) to December 31, 2016.

48	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.03	$10.33	$11.84	$9.46	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	0.02 [1]	(0.01)[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	1.95	(3.31)	(1.50)	2.40	(0.51)

Total from investment operations	1.97	(3.29)	(1.51)	2.39	(0.54)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gain on investments	0.00	(0.01)	0.00	0.00	0.00

Total distributions	0.00	(0.01)	0.00	(0.01)	0.00

Net asset value, end of year	$9.00	$7.03	$10.33	$11.84	$9.46

Total return	28.02%[2]	(31.88)%[2]	(12.75)%[2]	25.32%[2]	(5.40)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$72.8	$56.4	$39.7	$29.2	$1.8

Ratio of operating expenses to average net assets	1.70%[6]	1.58%	1.79%	2.25%	9.07%
Less: Reimbursement of expenses by Adviser	(0.35)%	(0.23)%	(0.44)%	(0.90)%	(7.72)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	0.28%	0.24%	(0.04)%	(0.05)%	(0.36)%

Portfolio turnover rate	53.52%	48.19%	23.12%	25.60%	35.74%

	INSTITUTIONAL SHARES					R6 SHARES
	Year Ended December 31,					Year Ended December 31,
	2016	2015	2014	2013	2012	2016[5]
Net asset value, beginning of year	$7.10	$10.41	$11.91	$9.48	$10.00	$8.55

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.05 [1]	0.03 [1]	0.02 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	1.97	(3.35)	(1.53)	2.41	(0.51)	0.56

Total from investment operations	2.01	(3.30)	(1.50)	2.43	(0.52)	0.55

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.01)	0.00	0.00	0.00	0.00

Total distributions	0.00	(0.01)	0.00	0.00	0.00	0.00

Net asset value, end of year	$9.11	$7.10	$10.41	$11.91	$9.48	$9.10

Total return	28.31%[2]	(31.73)%[2]	(12.59)%[2]	25.63%[2]	(5.20)%[2]	6.43%[2,3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$30.7	$22.8	$29.3	$4.0	$1.4	$0.4

Ratio of operating expenses to average net assets	1.46%[6]	1.29%	1.52%	2.84%	8.65%	1.55%[4,6]
Less: Reimbursement of expenses by Adviser	(0.36)%	(0.19)%	(0.42)%	(1.74)%	(7.55)%	(0.46)%[4]

Ratio of net operating expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%	1.09 [4]

Ratio of net investment income (loss) to average net assets	0.56%	0.53%	0.22%	0.20%	(0.11)%	(0.23)%[4]

Portfolio turnover rate	53.52%	48.19%	23.12%	25.60%	35.74%	53.52%

[1] Based on average shares outstanding. [2] The total returns would have been lower had certain expenses not been reduced during the period shown. [3] Not Annualized	[4] Annualized [5] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016. [6] Interest expense rounds to less than 0.01%

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2016

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2016	2015	2014	2013	2012[1]
Net asset value, beginning of year	$13.91	$14.20	$13.51	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.18)[2]	(0.11)[2]	0.02 [2]	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments	0.02 [10]	(0.14)	0.67	3.12	0.43

Total from investment operations	(0.16)	(0.25)	0.69	3.10	0.41

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.02)	(0.00)[3]	0.00	0.00

Total distributions	0.00	(0.04)	0.00	0.00	0.00

Net asset value, end of year	$13.75	$13.91	$14.20	$13.51	$10.41

Total return	(1.15)%[4]	(1.72)%[4]	5.11%[4,5]	29.78%[4]	4.10%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$5.0	$6.2	$3.9	$2.3	$1.5

Ratio of operating expenses to average net assets	3.86%	3.19%	3.61%	5.51%	8.35%[7,8]
Less: Reimbursement of expenses by Adviser	(2.36)%	(1.69)%	(2.11)%	(4.01)%	(6.85)%[7,8]

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%[7,8]

Ratio of net investment income (loss) to average net assets	(1.30)%	(0.75)%	0.18%	(0.20)%	(0.38)%[7,8]

Portfolio turnover rate	21.48%	25.88%	123.51%	32.78%	24.64%[6]

	INSTITUTIONAL SHARES					R6 SHARES
	Year Ended December 31,					Year Ended December 31,
	2016	2015	2014	2013	2012[1]	2016[9]
Net asset value, beginning of year	$14.00	$14.28	$13.56	$10.42	$10.00	$14.37

Income (loss) from investment operations:
Net investment income (loss)	(0.14)[2]	(0.07)[2]	0.07 [2]	0.00 [2,3]	(0.02)[2]	(0.07)[2]
Net realized and unrealized gain (loss) on investments	0.01 [10]	(0.15)	0.65	3.14	0.44	(0.43)

Total from investment operations	(0.13)	(0.22)	0.72	3.14	0.42	(0.50)

Less distributions to shareholders from:
Net investment income	0.00	(0.04)	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	(0.02)	(0.00)[3]	0.00	0.00	0.00

Total distributions	0.00	(0.06)	0.00	0.00	0.00	0.00

Net asset value, end of year	$13.87	$14.00	$14.28	$13.56	$10.42	$13.87

Total return	(0.93)%[4]	(1.51)%[4]	5.32%[4,5]	30.13%[4]	4.20%[4,6]	(3.48)%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$4.6	$5.3	$4.1	$3.3	$1.6	$0.1

Ratio of operating expenses to average net assets	3.55%	2.89%	2.92%	4.91%	7.33%[7,8]	4.11%[8]
Less: Reimbursement of expenses by Adviser	(2.30)%	(1.64)%	(1.67)%	(3.66)%	(6.08)%[7,8]	(2.87)%[8]

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%[7,8]	1.24%[8]

Ratio of net investment income (loss) to average net assets	(1.06)%	(0.47)%	0.48%	0.02%	(0.30)%[7,8]	(1.52)%[8]

Portfolio turnover rate	21.48%	25.88%	123.51%	32.78%	24.64%[6]	21.48%

[1]    For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[2]    Based on average shares outstanding.

[3]    Less than $0.01 per share.

[4]    The total returns would have been lower had certain expenses not been reduced during the period shown.

[5]    The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]    Not Annualized.

[7]    Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

[8]    Annualized.

[9]    For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

[10]  The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

50	See Notes to Financial Statements.

December 31, 2016	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund,

Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations, of changes in net assets and with respect to the Baron Partners Fund of cash flows and the financial highlights present fairly, in all material respects, the financial position of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (seven portfolios constituting the Baron Select Funds, hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations, with respect to the Baron Partners Fund its cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds ’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, and portfolio companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 24, 2017

Baron Select Funds	December 31, 2016

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2016 are listed below.

During the fiscal year ended December 31, 2016, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

Baron Partners Fund	$—	$—	$—

Baron Focused Growth Fund	—	10,001,809	—

Baron International Growth Fund	43,909	703,025	—

Baron Real Estate Fund	—	3,756,561	1,500,609

Baron Emerging Markets Fund	7,977,500	—	—

Baron Energy and Resources Fund	—	—	—

Baron Global Advantage Fund	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund and Baron Emerging Markets Fund, 99.19% and 100.00%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron International Growth Fund and Baron Emerging Markets Fund, 5.28% and 0.16%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. The information necessary to complete your income tax return for the calendar year ended December 31, 2016 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2017.

December 31, 2016	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20161

	Actual Total Return	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	3.64%	$1,000.00	$1,036.40		1.83%[2]	$9.37
Baron Partners Fund — Institutional Shares	3.74%	$1,000.00	$1,037.40		1.57%[2]	$8.04
Baron Partners Fund — R6 Shares[6]	(2.33)%	$1,000.00	$976.70		1.62%[2]	$5.34
Baron Focused Growth Fund — Retail Shares	0.29%	$1,000.00	$1,002.90	[4]	1.35%[5]	$6.80
Baron Focused Growth Fund — Institutional Shares	0.44%	$1,000.00	$1,004.40	[4]	1.10%[5]	$5.54
Baron Focused Growth Fund — R6 Shares[6]	(3.55)%	$1,000.00	$964.50	[4]	1.10%[5]	$3.60
Baron International Growth Fund — Retail Shares	0.92%	$1,000.00	$1,009.20	[4]	1.50%[5]	$7.58
Baron International Growth Fund — Institutional Shares	0.97%	$1,000.00	$1,009.70	[4]	1.25%[5]	$6.31
Baron International Growth Fund — R6 Shares[6]	(3.83)%	$1,000.00	$961.70	[4]	1.24%[5]	$4.05
Baron Real Estate Fund — Retail Shares	2.17%	$1,000.00	$1,021.70		1.32%	$6.71
Baron Real Estate Fund — Institutional Shares	2.30%	$1,000.00	$1,023.00		1.06%	$5.39
Baron Real Estate Fund — R6 Shares	2.31%	$1.000.00	$1,023.10		1.07%	$5.44
Baron Emerging Markets Fund — Retail Shares	(1.65)%	$1,000.00	$983.50		1.38%	$6.88
Baron Emerging Markets Fund — Institutional Shares	(1.50)%	$1,000.00	$985.00		1.12%	$5.59
Baron Emerging Markets Fund — R6 Shares	(1.50)%	$1,000.00	$985.00		1.14%	$5.69
Baron Energy & Resources Fund — Retail Shares	13.92%	$1,000.00	$1,139.20	[4]	1.35%[5]	$7.26
Baron Energy & Resources Fund — Institutional Shares	14.02%	$1,000.00	$1,140.20	[4]	1.10%[5]	$5.92
Baron Energy & Resources Fund — R6 Shares[6]	6.43%	$1,000.00	$1,064.30	[4]	1.09%[5]	$3.75
Baron Global Advantage Fund — Retail Shares	3.00%	$1,000.00	$1,030.00	[4]	1.50%[5]	$7.65
Baron Global Advantage Fund — Institutional Shares	3.12%	$1,000.00	$1,031.20	[4]	1.25%[5]	$6.38
Baron Global Advantage Fund — R6 Shares[6]	(3.48)%	$1,000.00	$965.20	[4]	1.24%[5]	$4.06

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2016, includes 1.34%, 1.08% and 1.09% for net operating expenses and 0.49%, 0.49% and 0.53% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

Baron Select Funds	December 31, 2016

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20161

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,015.94		1.83%[2]	$9.27
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,017.24		1.57%[2]	$7.96
Baron Partners Fund — R6 Shares[6]	5.00%	$1,000.00	$1,011.27		1.62%[2]	$5.43
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.35	[4]	1.35%[5]	$6.85
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.61	[4]	1.10%[5]	$5.58
Baron Focused Growth Fund — R6 Shares[6]	5.00%	$1,000.00	$1,013.00	[4]	1.10%[5]	$3.69
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.50%[5]	$7.61
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.85	[4]	1.25%[5]	$6.34
Baron International Growth Fund — R6 Shares[6]	5.00%	$1,000.00	$1,012.53	[4]	1.24%[5]	$4.16
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.50		1.32%	$6.70
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.81		1.06%	$5.38
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.76		1.07%	$5.43
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.20		1.38%	$7.00
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.51		1.12%	$5.69
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.41		1.14%	$5.79
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.35	[4]	1.35%[5]	$6.85
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.61	[4]	1.10%[5]	$5.58
Baron Energy & Resources Fund — R6 Shares[6]	5.00%	$1,000.00	$1,013.03	[4]	1.09%[5]	$3.66
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.50%[5]	$7.61
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.85	[4]	1.25%[5]	$6.34
Baron Global Advantage Fund — R6 Shares[6]	5.00%	$1,000.00	$1,012.53	[4]	1.24%[5]	$4.16

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2016, includes 1.34%, 1.08% and 1.09% for net operating expenses and 0.49%, 0.49% and 0.53% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

December 31, 2016	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Executive Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. ”Interested Trustees” are considered “interested persons” (as defined in the 1940 Act) of the Trust, and “Independent Trustees” are not considered “interested persons” (as defined in the 1940 Act). Additional information about the Trustees and Executive Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 73	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	13 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 61	Chairman, President, Chief Operating Officer and Trustee	13 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 244 Atlantic Isles, Sunny Isles Beach, FL 33160 Age: 81	Trustee	13 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 82	Trustee	13 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 73	Lead Trustee	13 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Anita Rosenberg(4),(5) 1540 N. Lake Shore Drive Chicago, Il 60610 Age: 52	Trustee	3 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	13	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 66	Trustee	13 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Baron Select Funds	December 31, 2016

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 61	Trustee	10 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	13	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 57	Senior Vice President	13 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 45	Vice President and Chief Compliance Officer	2 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President, General Counsel and Secretary	9 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 47	Senior Vice President	13 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 62	Vice President	13 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 55	Treasurer and Chief Financial Officer	13 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means BCG along with its subsidiaries BCI, Baron Capital Management, Inc. and the Adviser.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

Go Paperless!

It’s fast, simple and a smart way to help the environment.

Enjoy the speed and convenience of receiving Fund documents electronically.

For more information, and to enroll today, go to www.baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 31

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2016 and December 31, 2015:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2016	2015
Baron Select Funds	$249,450	$225,825

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2016	2015
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2016	2015
Baron Select Funds	$178,350	$161,930

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2016	2015
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2016: $25,000

2015: $66,300

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	March 3, 2017

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	March 3, 2017